As filed with the Securities and Exchange Commission on July 29, 2020
1933 Act Registration File No. 333-57548
1940 Act File No. 811-10319

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	73	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	74	[X]

USA MUTUALS
(Exact Name of Registrant as Specified in Charter)

700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (800) 688-8257

Alia M. Vasquez
U.S. Bank Global Fund Services
615 E. Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(414) 765-6620
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 73 to the Registration Statement of USA Mutuals (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended March 31, 2020 for the USA Mutuals Vitium Global Fund and the USA Mutuals Navigator Fund and to make other permissible changes under Rule 485(b).

USA Mutuals Vitium Global Fund
Institutional Class Shares (VICVX)
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

USA Mutuals Navigator Fund
Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

Prospectus
July 29, 2020

Phone: 1–866–264–8783 Web: www.usamutuals.com	Investment Advisor USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

None of the U.S. Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (“CFTC”), or any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ (defined herein) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://usamutuals.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-264-8783 or sending an e-mail request to fundinfo@usamutuals.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-264-8783 or send an e-mail request to fundinfo@usamutuals.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This Prospectus applies to the Institutional Class, Investor Class, Class A and Class C Shares of the USA Mutuals Vitium Global Fund and the Institutional Class and Class Z shares of the USA Mutuals Navigator Fund. Class Z shares of the USA Mutuals Navigator Fund are not currently offered for purchase.

Summary Section - Vitium Global Fund

Investment Objective
The investment objective of the USA Mutuals Vitium Global Fund (the “Vitium Global Fund” or the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Vitium Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to this Prospectus. More information about these and other discounts is available from your financial professional and under “Shareholder Information—Sales Charge Reductions and Waivers for the Vitium Global Fund” beginning on page 26 of this Prospectus and “Purchase and Redemption of Shares—Class A Sales Charge Waivers” beginning on page 34 of the Statement of Additional Information and Appendix A to this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class	Class A	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the shares redeemed within 12 months of purchase)	None	None	None	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%	0.25%(1)	1.00%
Other Expenses(3)	0.52%(2)	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.47%	1.67%	1.67%	2.42%
Less: Fee Waiver and/or Expense Reimbursement	-0.23%	-0.18%	-0.18%	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.24%	1.49%	1.49%	2.24%

(1)
The Vitium Global Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Rule 12b-1 Plan, the Fund may pay an annual Rule 12b-1 distribution fee of up to 0.50% for Class A shares. For the 12-month period covered by this Prospectus, the Fund’s Board of Trustees (the “Board of Trustees”) has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares.

(2)	“Other Expenses” for the Institutional Class shares include 0.05% of sub-transfer agency fees.

(3)
During the fiscal year ended March 31, 2020, the Vitium Global Fund incurred extraordinary expenses that are not included in “Other Expenses”. If the extraordinary expenses had been included, “Other Expenses” would have been 0.62% for Institutional Class shares, and 0.57% for each of the Investor Class, Class A, and Class C shares.

(4)
USA Mutuals Advisors, Inc. (the “Advisor”), the Vitium Global Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to

1.24% of average net assets of the Fund through July 31, 2021, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees, unless either the Board of Trustees or the Advisor terminates the agreement prior to such renewal. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.24%. The current term of the agreement may only be terminated by the Board of Trustees of the Trust. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
The following Example is intended to help you compare the cost of investing in the Vitium Global Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$126	$442	$781	$1,738
Investor Class	$152	$509	$890	$1,961
Class A	$718	$1,055	$1,414	$2,423
Class C	$327	$737	$1,274	$2,743

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$227	$737	$1,274	$2,743

Portfolio Turnover
The Vitium Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
The Vitium Global Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Vitium Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming, and tobacco industries. The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry). In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non-U.S. companies.

The Vitium Global Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies. Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes or due to a lack of suitable investment opportunities, the Vitium Global Fund may hold up to 20% of its net assets in cash or similar short-term, high‑quality debt securities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments. These short‑term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Principal Risks
The risks associated with an investment in the Vitium Global Fund can increase during times of significant market volatility. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. In particular, the gaming industry has experienced substantial disruption and uncertainty as a result of COVID-19 and related government-imposed restrictions. For example, many casinos have been forced to halt or modify operations due to the imposition of mandatory business closures and to address social distancing guidelines. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
Stock Market Risk. Certain stocks selected for the Vitium Global Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

•
Management Risk. Investment strategies employed by the Advisor in selecting investments for the Vitium Global Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Asset Allocation Risk. Asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions.

•
Sector/Industry Concentration Risk. The Vitium Global Fund concentrates at least 25% of its net assets in the group of four vice industries identified in this Prospectus and therefore may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries.

•	Small- and Mid-Capitalization Companies Risk. Investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Vitium Global Fund’s portfolio. The Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity.

•
Large-Capitalization Companies Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Government-Sponsored Entities Risk. There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

•
Foreign and Emerging Market Securities Risk. Political, social or economic instability in foreign developed and emerging markets may cause the value of the Vitium Global Fund’s investments in foreign securities to decline.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Vitium Global Fund’s portfolio.

•
Convertible Securities Risk. Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

•
ADR Risk. Unsponsored ADRs held by the Vitium Global Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

•	Currency Risk. Currency-rate fluctuations due to political, social or economic instability may cause the value of the Vitium Global Fund’s investments to decline.

•
Derivatives Risk. Investing in derivatives, specifically call and put options, for hedging purposes and to reduce Vitium Global Fund volatility, as well as direct investment may subject the Fund to losses if the derivatives do not perform as expected.

•
Short Selling Risk. If the value of a security sold short increases prior to the scheduled delivery date the Vitium Global Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•
Options Risk. Options may be more volatile than direct investments in the underlying securities, may involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

•
Liquidity Risk. The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk. Certain securities may be difficult or impossible to sell at the time and price that the Vitium Global Fund would like to sell.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Vitium Global Fund is susceptible to operational, information security, and related risks; cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Vitium Global Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The information shown assumes reinvestment of distributions. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available through the Fund’s website at www.usamutuals.com.

Vitium Global Fund - Investor Class(1)
Calendar Year Total Returns as of December 31

(1)
The returns shown in the bar chart are for the Vitium Global Fund’s Investor Class shares. Institutional Class, Class A and Class C shares have substantially similar returns because the Fund’s Institutional Class, Investor Class, Class A and Class C shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The calendar year-to-date return for the Vitium Global Fund’s Investor Class shares as of June 30, 2020 was -14.10%. During the period shown in the bar chart, the best performance for a quarter was 15.75% (for the quarter ended March 31, 2019). The worst performance was -15.40% (for the quarter ended December 31, 2018).

Average Annual Total Returns
(For the periods ended December 31, 2019)
USA Mutuals Vitium Global Fund	One Year	Five Years	Ten Years	Since Inception
Investor Class(1)
Return Before Taxes	26.24%	7.00%	11.47%	9.37%
Return After Taxes on Distributions	24.85%	5.51%	10.57%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	16.50%	5.24%	9.39%	7.94%
Institutional Class(2)
Return Before Taxes	26.60%	7.30%	N/A	6.06%
Class A(3)
Return Before Taxes	19.01%	5.71%	N/A	10.12%
Class C(3)
Return Before Taxes	24.31%	6.21%	N/A	10.14%
MSCI All Country World Index(4) (reflects no deductions for fees, expenses or taxes)	27.30%	9.00%	9.37%	8.90%(1)
S&P 500 Index®(4) (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%	9.76%(1)

(1)	Inception date 8/30/2002.

(2)	Inception date 4/1/2014.

(3)	Inception date 12/8/2011.

(4)	Effective December 31, 2019, the Fund changed its benchmark from the S&P 500 Index® to the MSCI All Country World Index to better align its geographic exposure with the appropriate benchmark.

After-tax returns are shown for Investor Class shares and will vary for Institutional Class, Class A and Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
USA Mutuals Advisors, Inc. is the Vitium Global Fund’s investment advisor.

Portfolio Manager
Mr. Charles L. Norton and Mr. Jeffrey W. Helfrich serve as co-portfolio managers of the Vitium Global Fund and have co-managed the Vitium Global Fund since September 30, 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem shares by mail (USA Mutuals, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading. You may also purchase or redeem Vitium Global Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Vitium Global Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Vitium Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

Summary Section - Navigator Fund

Investment Objective
The investment objective of the USA Mutuals Navigator Fund (the “Navigator Fund” or the “Fund”) is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Navigator Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. Class Z shares are not currently offered for purchase.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Z
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.59%	0.59%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	2.36%	2.36%
Less: Fee Waiver/Expense Reimbursement	-0.35%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)(2)	2.01%	2.01%

(1)
USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Navigator Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.99% of average net assets of the Fund through July 31, 2021, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%. The current term of the agreement may only be terminated by the Board of Trustees. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(2)
Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

Example
The following Example is intended to help you compare the cost of investing in the Navigator Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$204	$703	$1,229	$2,669
Class Z	$204	$703	$1,229	$2,669

Portfolio Turnover
The Navigator Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding short-term investments, option transactions, derivative instruments, short sales and transfer in-kind transactions.

Principal Investment Strategies
The Navigator Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market. Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required. The Fund may use stock index futures for hedging or speculation purposes.

The Navigator Fund’s investment methodology is based on the Advisor’s quantitative indicators and models. The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market. This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Navigator Fund through investment in stock index futures. This equity exposure through futures generally ranges from 30% short to 130% long.

The Navigator Fund implements short positions by using futures. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset.

The Navigator Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase or decrease the investment returns of the Fund. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

Principal Risks
The risks associated with an investment in the Navigator Fund can increase during times of significant market volatility. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

•
Stock Market Risk. The Navigator Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk. Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

•
Management Risk. Investment strategies employed by the Advisor in selecting investments for the Navigator Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures may result in a substantial loss in a short period. The loss may be potentially unlimited and may be more than the original investment.

•
Short Selling Risk. If the value of a security sold short increases prior to the scheduled delivery date the Navigator Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Navigator Fund to losses if the derivatives do not perform as expected.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Navigator Fund’s portfolio.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Navigator Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund. From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of Mr. Goldman, and was converted to a limited partnership in 2012. From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund. Mr. Goldman managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods may have been lower than that stated.

The performance returns of the Predecessor Partnership are audited. The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. On a going forward basis after October 13, 2017, the Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership. Please refer to the Financial Statements section of the Statement of Additional Information (“SAI”) to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Navigator Fund. The bar chart shows the Fund’s and the Predecessor Partnership’s annual returns from year to year, as applicable. The performance shown is that of the Predecessor Partnership for periods prior to October 13, 2017. The table shows how the Fund’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.usamutuals.com.

Navigator Fund – Institutional Class Shares
Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Navigator Fund’s Institutional Class shares as of June 30, 2020 was -11.14%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.16% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was -13.23% (quarter ended June 30, 2010).

Average Annual Total Returns (For the periods ended December 31, 2019)
USA Mutuals Navigator Fund*	1 Year	5 Years	10 Years	Since Inception (2/1/02)
Institutional Class
Return Before Taxes	25.54%	8.44%	9.36%	11.98%
Return After Taxes on Distributions	23.45%	7.99%	9.13%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	15.79%	6.55%	7.65%	10.50%
S&P 500 Index® (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%	8.25%
*The returns shown prior to October 13, 2017 are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Navigator Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns shown prior to October 13, 2017, were calculated as if the Predecessor Partnership had qualified as a regulated investment company for federal income tax purposes.

Investment Advisor
USA Mutuals Advisors, Inc. is the Navigator Fund’s investment advisor.

Portfolio Managers
Mr. Steven Goldman, Portfolio Manager, has been the portfolio manager primarily responsible for the day-to-day management of the Navigator Fund since the Fund commenced operations in October 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Navigator Fund is $100 for retirement accounts and $2,000 for other types of accounts. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Navigator Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Navigator Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Vitium Global Fund

Investment Objective
The investment objective of the Vitium Global Fund is long-term growth of capital.

Changes to Investment Objective and Strategies. Except as noted below, the Vitium Global Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval. The Fund will not change its policy of investing at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from vice industries including the alcoholic beverages, defense/aerospace, gaming and tobacco industries without providing shareholders with at least sixty (60) days’ prior written notice. Furthermore, the Fund’s policy of concentrating at least 25% of its net assets in the group of four vice industries identified in this Prospectus (but no more than 80% of its net assets in any single industry) is fundamental, which means that it cannot be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies
The Vitium Global Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as ADRs.

Portfolio companies chosen for investment by the Vitium Global Fund are selected from a universe of companies that derive a significant portion of their revenues from the alcoholic beverages, defense/aerospace, gaming and tobacco industries. For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the alcoholic beverages, defense/aerospace, gaming and/or tobacco industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation. This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

Sell decisions with respect to the Vitium Global Fund’s investment in a particular company may occur when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. An increase in the portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains, which are taxable as ordinary income and may affect an investor’s after-tax returns.

Under normal market conditions, the Vitium Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries. The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry). In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non-U.S. companies.

The Vitium Global Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies. Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes or due to a lack of suitable investment opportunities, the Vitium Global Fund may hold up to 20% of its net assets in cash or similar short-term, high‑quality debt securities. These short‑term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Navigator Fund

Investment Objective
The investment objective of the Navigator Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500® Index in bull markets, and less or negatively correlated in bear markets.

Changes to Investment Objective and Strategies. Except as noted below, the Navigator Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval. Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Fund’s investment objective.

Principal Investment Strategies
The Navigator Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market. Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required. The Fund may use stock index futures for hedging or speculation purposes.

The Navigator Fund’s investment methodology is based on the Advisor’s quantitative indicators and models. The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market. This data can be classified into five distinct categories:

1)	Market valuation (whether the market is over-valued, under-valued or neutral);

2)	Investor sentiment (investor expectations about the market, used as a contrary measure);

3)	Market intervals (market momentum, market structure and seasonal factors);

4)	Monetary environment (interest rates and macroeconomic circumstances); and

5)	Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Navigator Fund through investment in stock index futures. This equity exposure through futures generally ranges from 30% short to 130% long.

The Navigator Fund implements short positions by using futures. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset.

The Navigator Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase the investment returns of the Fund. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Navigator Fund invests only in stock index futures in pursuing its investment objective. The risk profile of stock index futures is controlled and monitored through the oversight and regulations of the exchanges. The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

General Investment Policies of the Funds

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes in response to adverse market, economic or political conditions, the Advisor may temporarily depart from a Fund’s principal investment strategies and invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.

Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. The following risks apply to the Funds:

•
Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector and rising unemployment claims, reduced consumer spending, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. In addition, the impact and spread of infectious diseases in developing or emerging market countries may cause a relatively greater strain on those countries’ healthcare systems than those in developed countries. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may also exacerbate other pre-existing political, social and economic risks in certain countries. The Advisor will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

•
Stock Market Risk. The Funds invest in equity securities. Stock market prices of securities may be adversely affected by many factors, such as an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. If the stock market declines in value, shares of the Funds are likely to decline in value.

Additionally, the Navigator Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk. Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

•
Management Risk. The ability of each Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Advisor’s research, analysis and selection of portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Short Selling Risk. Short sales involve selling a security that a Fund borrows and does not own. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund may engage in short sales if the Advisor anticipates that the security’s market purchase price will be less than its borrowing price. Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

•
Leverage Risk. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase the investment returns of a Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. The Funds will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

•
Derivatives Risk. Each Fund may invest in derivative securities, such as futures contracts, options on futures contracts and call and put options, for hedging or speculative purposes and to reduce Fund volatility, as well as direct investment. These are financial instruments that derive their performance from the performance of an underlying index or asset. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. Derivatives may also make a Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Principal Risks of Investing in the Vitium Global Fund

•
Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. Preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

•
Government Sponsored Entity Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. Government. Securities issued by The Federal National Mortgage Association, commonly known as “Fannie Mae” and The Federal Home Loan Mortgage Corporation, commonly known as “Freddie Mac” are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

•
Foreign Securities Risk. Foreign securities may involve more risks than those associated with U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency. Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

•
Emerging Market Risk. The Vitium Global Fund may invest in foreign securities and/or ADRs of emerging market-domiciled companies. In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•
Currency Risk. Fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Vitium Global Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

•
Options Risk. Options contracts are subject to the same risks as the investments in which the Vitium Global Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Advisor incorrectly forecasts the value of investments in using an option contract, then the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

•
Asset Allocation Risk. The Vitium Global Fund emphasizes asset allocation strategies and the combination of investments in one or more industries or sectors. Furthermore, although the Fund has ranges of equity and fixed-income allocations, the types of equity or fixed-income securities or other investments invested in by the Fund and the proportion of such investments involve highly subjective judgments and the Fund is designed to reflect those judgments. As a consequence, a principal risk of the Fund involves the risk that those judgments may not anticipate actual market movements or the effect of economic conditions generally.

•
Sector/Industry Concentration Risk. To the extent that the Vitium Global Fund concentrates its investments under the investment policies described in this Prospectus, it may be subject to the risks affecting a particular sector or industry more than would a more broadly diversified fund. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry. The risks relating to specific sectors or industries that the Fund may invest in are set forth below:

•
Gaming Industry Risk. Companies in the gaming industry may be adversely affected by changes in economic conditions as well as legislative initiatives. The gaming industry has experienced substantial disruption and uncertainty as a result of COVID-19 and related government-imposed restrictions. For example, many casinos have been forced to halt or modify operations due to the imposition of mandatory business closures and to address social distancing guidelines. These and other factors may affect the profitability of companies in this industry. In addition, different sectors and industries may be impacted by developments related to COVID-19 in different ways, and there is no assurance that the Fund’s investments in this industry will increase in value along with the broader markets.

•
Tobacco and Alcoholic Beverages Industries Risk. Companies in the tobacco and alcoholic beverages industries are subject to the risks related to frequent and expensive litigation and risks related to legislative and regulatory action, which may affect profitability of companies in these industries.

•
Defense/Aerospace Industry Risk. Companies in the defense/aerospace industry may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may affect the profitability of companies in this industry.

•	Small- and Mid-Capitalization Companies Risk. Companies with small and medium size capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Vitium Global Fund’s assets.

•
Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
ADR Risk. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards. Additionally, unsponsored ADRs held by the Vitium Global Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly-available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

•
Liquidity Risk. The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Vitium Global Fund would like to sell.

Principal Risks of Investing in the Navigator Fund

•
Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures may result in a substantial loss in a short period. The loss may be potentially unlimited and may be more than the original investment. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Advisor incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the value of the Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

Disclosure of Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI. Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the SEC’s website at www.sec.gov. The annual and semi-annual reports to Fund shareholders are also available free of charge, by contacting the Funds c/o U.S. Bank Global Fund Services, at 1–866–264–8783 and on the Funds’ website at www.usamutuals.com.

Management of the Funds

Under the laws of the State of Delaware, the Board of Trustees of USA Mutuals (the “Trust”) is responsible for managing the Trust’s business and affairs. The Board of Trustees also oversees duties required by applicable state and federal law. The Trust has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Advisor, pursuant to which the Advisor manages the investment of the assets of the Funds, subject to the oversight and review of the Board of Trustees.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement with respect to the management of the Funds is included in the semi-annual report to shareholders for the period ended September 30, 2019.

The Advisor

USA Mutuals Advisors, Inc., formerly known as “Mutuals Advisors, Inc.,” is located at Plaza of the Americas, 700 North Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Funds. The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.). The Advisor is an SEC-registered investment advisor. As of June 30, 2020, the Advisor managed approximately $218.7 million in assets. The Advisor has also registered as a commodity pool operator (“CPO”) with the National Futures Association (the “NFA”) with respect to the Navigator Fund in accordance with regulations adopted by the CFTC under the Commodity Exchange Act (“CEA”). The Advisor, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Funds in accordance with their investment objectives, policies and limitations. The Advisor also keeps related records for the Funds.

The Advisor is entitled to an annual advisory fee of 0.95% of the Vitium Global Fund’s average daily net assets and 1.75% of the Navigator Fund’s average daily net assets. For the fiscal year ended March 31, 2020, the Advisor received fees of 0.77% of the average daily net assets of each class of the Vitium Global Fund and fees of 1.40% of the average daily net assets of the Navigator Fund.

In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement (the “Expense Agreement”) in which it has agreed to limit total annual fund operating expenses (exclusive of Excluded Expenses) to 1.24% for the Vitium Global Fund and 1.99% for the Navigator Fund. The Expense Agreement expires on July 31, 2021. The Advisor may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Expense Agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Portfolio Managers

Vitium Global Fund

Mr. Charles L. Norton is co-portfolio manager of the Vitium Global Fund. Mr. Norton serves as a portfolio manager at the Advisor and has served since 2015 as a portfolio manager at Penn Davis McFarland, Inc., a Dallas-based registered investment advisor. Previously, Mr. Norton managed global multi-asset class portfolios as a senior portfolio manager at Wells Fargo Private Bank, where he also served as a senior analyst on the national equity research team covering consumer stocks. Mr. Norton was also a founding principal of a long/short equity investment management firm, where he was responsible for portfolio management and investment research for all of the company’s managed assets. Mr. Norton started his career as an analyst at a New York City-based hedge fund firm and a health care investment banker at Smith Barney. Mr. Norton is a CFA charterholder and holds a bachelor’s degree in finance from Tulane University’s A.B. Freeman School of Business.

Mr. Jeffrey W. Helfrich is co-portfolio manager of the Vitium Global Fund. Mr. Helfrich serves as a portfolio manager at the Advisor and has served since 2010 as a portfolio manager at Penn Davis McFarland, Inc., a Dallas-based registered investment advisor. Previously, Mr. Helfrich was a research analyst for a multi-billion-dollar family office in Dallas, investing in debt and equity. Mr. Helfrich also has been a global equity research analyst with Janus Capital Group (now Janus Henderson Group), and Independence Capital Asset Partners, LLC in Denver. Mr. Helfrich graduated magna cum laude from Harvard University with an AB in Economics and is a CFA charterholder.

Navigator Fund

Mr. Steven Goldman, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day portfolio management of, and investment research for, the Navigator Fund. He has managed the Fund since its inception. Mr. Goldman brings over 30 years of investment management experience. Mr. Goldman founded Goldman Management, Inc. (“GMI”), an asset management firm, in 1985 and is the Principal and sole director. From April 1986 to September 2011, Mr. Goldman was the Chief Market Strategist and partner at Weeden & Co, LP. Since 2011, Mr. Goldman has focused solely on GMI. Mr. Goldman graduated from the University of Maryland with a Bachelor of Science in 1979, concentrating in economics and finance. In 1984, he received his Master of Business Administration from the Zicklin School of Business at Baruch College, a part of the City University of New York.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Shareholder Information

Choosing a Share Class

Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer shares of the Vitium Global Fund subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Raymond James-sponsored platforms, please see “Appendix A - Financial Intermediary Sales Charge Variations.” A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Vitium Global Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.

The Vitium Global Fund offers Institutional Class, Investor Class, Class A and Class C shares in this Prospectus. The Navigator Fund offers Institutional Class and Class Z shares in this Prospectus. However, Class Z shares of the Navigator Fund are not currently available for purchase. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors.

Institutional Class Shares. Institutional Class shares are available directly from the Funds or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Funds.

Class A Shares (Vitium Global Fund Only). You can buy Class A shares of the Vitium Global Fund at the public offering price, which is the NAV plus an up-front sales charge. The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of Fund distributions. Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares. However, the Board of Trustees has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The up-front Class A sales charge and the commissions paid to dealers for the Vitium Global Fund are calculated as follows:

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – but less than $100,000	4.75%	4.99%	4.00%
$100,000 – but less than $250,000	4.00%	4.17%	3.25%
$250,000 – but less than $500,000	3.00%	3.09%	2.50%
$500,000 – but less than $1,000,000	2.50%	2.56%	2.00%

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
$1,000,000 and above(2)	0.00%	0.00%	1.00%(3)

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 18 months of the purchase. If imposed, the CDSC is based on the NAV of the shares at the time of purchase.

(3)	The Advisor may pay a commission up to 1.00% out of its own resources to financial intermediaries who initiate and are responsible for the purchase of shares of $1 million or more.

The Vitium Global Fund’s distributor, Compass Distributors, LLC (the “Distributor”) may, at its discretion, offset the compensation owed to the Distributor for its services with the underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives. The Distributor may also reimburse the Advisor, its affiliates or other dealers for distribution-related expenses they incur from the underwriter concessions at its discretion.

The offering price for Class A shares of the Vitium Global Fund includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table.

Contingent Deferred Sales Charge on Class C Shares (Vitium Global Fund Only). Class C shares of the Fund are subject to a CDSC. The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase. The 1.00% CDSC is based on the NAV of the shares on the date of original purchase.

Investor Class Shares (Vitium Global Fund Only). Investor Class shares are offered for purchase at NAV without the imposition of a sales charge. Investor Class shares are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.

Class Z Shares (Navigator Fund Only). Class Z shares of the Navigator Fund are not currently offered for purchase. Class Z shares may only be available through certain financial intermediaries that have agreements with the Navigator Fund’s distributor, Compass Distributors, LLC (the “Distributor”) to sell Class Z shares. You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor. Class Z shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

The Navigator Fund does not subject purchases of Class Z shares to a front-end sales charge. The financial intermediaries that have an agreement with the Distributor to sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares. Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

Sales Charge Reductions and Waivers for the Vitium Global Fund

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Vitium Global Fund.

Class A Sales Charge Reductions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Vitium Global Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent (“LOI”), which may be signed at any time within 90 days after the first investment to be included under the LOI. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation. You may add the current value of all of your existing Class A shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Vitium Global Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Fund investments held by the members of your immediate family, including the value of other investments held by you or them in individual retirement plans, such as IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The current market value of the shares is determined by multiplying the number of shares by the current day’s NAV.

Investments of $1,000,000 or More. With respect to Class A shares of the Vitium Global Fund, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested distributions). The CDSC for the Class A shares is based on the NAV of the shares at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

A financial intermediary may offer different sales charge reductions. Sales charge reduction variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Class A Sales Charge Waivers: The Vitium Global Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) to certain categories of investors, including:

•	the Advisor or its employees and affiliates, and investment advisory clients or investors referred by the Advisor or its affiliates for purchases direct with the Vitium Global Fund;

•
officers and present or former trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Vitium Global Fund);

•
employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor;

•	fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;

•	broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and

•	no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Vitium Global Fund.

A financial intermediary may offer different sales charge waivers. Sales charge waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 1–866–264–8783. To receive a reduction in or waiver of your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced or waived sales charge. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Vitium Global Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available in the SAI and on the Fund’s website at www.usamutuals.com.

Class C Shares (Vitium Global Fund Only): You can buy Class C shares of the Vitium Global Fund at NAV. Class C shares are subject to a Rule 12b-1 fee of 1.00%, payable to the Distributor or selected dealers. Your financial intermediary will receive a commission of up to 1.00% on the sale of Class C shares from the Distributor. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C shares of the Vitium Global Fund are also subject to a 1.00% CDSC on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested distributions) to recover commissions paid to your financial intermediary. The CDSC for these Class C shares is based on the NAV of the shares at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. These deferred sales charges may be waived under certain circumstances such as:

•	death of the shareholder;

•	divorce, where there exists a court decree that requires redemption of the shares;

•	return of IRA excess contributions;

•	shares redeemed by the Fund due to low balance or other reasons;

•	shares redeemed in accordance with the Fund’s Systematic Withdrawal Plan (the “SWP”); and

•	other circumstances under the Advisor’s discretion.

A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

Valuation of Fund Shares

Shares of the Funds are sold on a continuous basis at NAV per share, plus any applicable sales charge and before imposition of a commission, if any, on Class Z shares, which is determined by the Funds as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. The NYSE is generally closed on national holidays. However, the NAV of a Fund may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Purchase and redemption requests are priced at the applicable price calculated after receipt of such requests. The NAV is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities of the Fund, and then dividing by the total number of shares of the Fund outstanding. The NAV takes into account the expenses and fees of a Fund, including management, administration and shareholder servicing fees, which are accrued daily. The Funds may invest in foreign securities. Since the exchanges on which such foreign securities trade may be open on days that the NYSE is not open, the values a Fund uses to determine its NAV may change on days that the Fund’s shareholders may be unable to purchase or redeem Fund shares.

The Funds’ investments are valued according to market value. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor in good faith and in accordance with procedures approved by the Board of Trustees. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund at a time when it holds securities priced at fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each equity security owned by a Fund that is listed on a national securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, a Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock or security is traded. Securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing mean between the most recent quoted bid and asked prices on such day, or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service. If market quotations or composite market pricing are not readily available, any security or other asset will be valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.

Buying Shares

Minimum Investments
The minimum initial amount of investment in each Fund is $100 for retirement accounts and $2,000 for all other accounts. Subsequent purchases of Fund shares may be made with a minimum investment amount of $100. Shareholders will be given at least thirty (30) days’ written notice of any change in the minimum amount of initial or subsequent investments.

Timing of Requests
Your share price will be the next calculated NAV, plus any applicable sales charge, calculated after the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), receives your request in good order and before imposition of a commission on Class Z shares, if any. All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be priced on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:
▪ The name of the Fund you are investing in; ▪ The dollar amount of shares to be purchased; ▪ Purchase application or investment stub; and ▪ Check payable to “USA Mutuals Funds”.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business. A Fund may authorize one or more broker-dealers to accept on its behalf purchase and redemption orders that are in good order. In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Your order will not be accepted until the completed account application to purchase Fund shares (“Account Application”) is received and accepted by the Transfer Agent.

All Account Applications are subject to acceptance by the Funds and are not binding until so accepted. Each Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds. A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Methods of Buying

You may purchase shares of the Funds by contacting the Funds directly. To open an account, complete an Account Application and send it, together with your payment for the amount you wish to invest and the name of the Fund and share class you are investing in, to the appropriate address below. Payment should be made in U.S. dollars by check drawn on a domestic financial institution, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to “USA Mutuals Funds.” The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares. The Funds are unable to accept postdated checks or any conditional order or payment. To make additional investments once you have opened your account, write your account number on the check and send it together with the stub from the most recent confirmation statement received from the Transfer Agent to the appropriate address below. If your check or Automated Clearing House (“ACH”) payment is returned for any reason, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent, and you may be responsible for any loss incurred by the Funds. Please visit www.usamutuals.com for more information about how to purchase shares of the Funds.

You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.

Regular Mail USA Mutuals Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

To make additional investments by telephone, you must check the appropriate box on your Account Application authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 7 business days, call the Transfer Agent toll free at 1–866–264–8783 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

If you accepted telephone and internet options on your Account Application form or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the request to the Funds at the address listed above under “By mail.”

Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received. Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. The Funds and U.S. Bank National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-264-8783. You should then instruct your bank to wire transfer the intended amount in federal funds to:

   U.S. Bank National Association
   777 E. Wisconsin Avenue
   Milwaukee, WI 53202
   ABA #: 075000022
   Credit: U.S. Bancorp Fund Services, LLC
   Account #: 112-952-137
   Further Credit: USA Mutuals
   (your name or the title on the account)
   (your account #)

Once you open your account, you may purchase shares of the Funds through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a monthly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. Investments in the Funds through an AIP may be made with a minimum investment of $100. Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to the effective date. The Funds may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. We are unable to debit mutual fund or pass through accounts.

You may establish a new account and purchase initial and subsequent shares through the Funds’ website at www.usamutuals.com if you accepted telephone and internet options on your Account Application form and included a voided check or savings deposit slip. If you accepted these options and your account has been open for at least 7 business days, you may access the website and you will be allowed to purchase Fund shares upon request. Shareholders who wish to establish a new account and/or purchase shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function. Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

You may purchase shares of the Funds through any broker-dealer organization that has been authorized by the Funds and has an agreement with the Distributor. These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A purchase order is deemed received by the Funds when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order. An order is deemed to be received when a Fund or an authorized intermediary accepts the order. Please keep in mind that your broker-dealer may charge additional fees for its services.

Anti-Money Laundering Information
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1–866–264–8783 if you need additional assistance when completing your Account Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received. The

Funds may also reserve the right to close the account within five business days if clarifying information or documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

Shares of the Funds have not been registered for sale outside of the United States. The Funds do not sell shares to any person residing in a country other than the United States of America, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Additionally, in their discretion, the Funds may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling Shares – Market Timing Trading Policy” for additional information).

Selling Shares

Methods of Selling

Send your written redemption request to the Transfer Agent at the appropriate address below. Your request should be in good order and contain the name of the Fund you are selling, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter, along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization). Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. Please see the SAI for more information.

Regular Mail USA Mutuals Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•    if a change in ownership is requested;
•    when redemption proceeds are payable or sent to any person, address or bank account not on record;
•    when a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•    for all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The Funds reserve the right to waive any signature requirement at their discretion. In addition to the situations described above, the Funds and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Shareholders who hold their shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1-866-264-8783. Investors will be asked whether or not to withhold taxes from any distribution.

If you are authorized to perform telephone transactions (either through your Account Application or by subsequent arrangement in writing with the Funds), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Funds by telephone at 1-866-264-8783. Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee. A signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•    that you correctly state the Fund account number;
•    the name in which your account is registered;
•    the Social Security or tax identification number under which the account is registered; or
•    the address of the account holder, as stated in the account application form.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Telephone transactions cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

To redeem shares by wire to a previously designated bank account, call the Funds at 1–866–264–8783 and specify the amount of money you wish to be wired. Proceeds (less any applicable CDSC) will generally be wired on the next business day. Your bank may charge a fee to receive wired funds. The Transfer Agent will charge a reasonable nominal fee for outgoing wires.

You may redeem shares through the Funds’ website at www.usamutuals.com. Shareholders who wish to redeem shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function. You may redeem up to $50,000. Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account. Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization. The organization is responsible for sending your redemption order to the Funds on a timely basis. Please keep in mind that your broker-dealer may charge additional fees for its services.

Payment of Redemption Proceeds to You

You may redeem the Funds’ shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order and before imposition of a commission on Class Z shares, if any. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Funds before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH network, provided your bank is a member. Proceeds will generally be credited to your account within two business days. There is no charge to have your payment send via ACH. In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request. Please note, the Funds may delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Funds.
When making a redemption request, make sure your request is in good order. “Good order” means your purchase request includes:

▪
The name of the Fund you are investing in;
▪
The dollar amount of shares to be redeemed;
▪
Signatures of all registered shareholders exactly as the shares are registered and a signature guarantee, when applicable; and
▪
The account number.

You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to two days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly and may also be used in unusual market conditions.

The Funds reserve the right to redeem in-kind as described under “Redemption-in-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind are typically used during unusual market conditions. The Vitium Global Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.

If you purchase shares using a check or an ACH payment and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase amount has cleared (usually within 15 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.

Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the SWP. Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.

Redemption-in-Kind
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash. These securities redeemed in kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

Market Timing Trading Policy
Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to a Fund and its shareholders. The Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short-term trading practices in the Funds (the “Market Timing Policy”). Short-term or excessive trading into and out of the Funds may harm performance by disrupting investment strategies and by increasing expenses. Accordingly, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds.

The risks of market timing cannot be eliminated. Depending on various factors (including the size of a Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies, increase brokerage, administrative, and other expenses and impact the Fund’s performance. The Funds are currently using several methods to detect and deter market timing. These methods include the use of broad authority to take discretionary action against market timers and against particular trades and selective monitoring of trade activity.

Each of these methods involves judgments that are inherently subjective, although the Funds and their service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. While the Funds seek to take action that will detect and deter market timing, the Funds cannot represent that market timing can be completely eliminated.

In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect short-term or excessive trading. However, the Funds will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited. However, the Advisor and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries. The Funds’ chief compliance officer monitors enforcement of the Funds’ policies regarding market timing.

Exchanging or Converting Shares

Exchanging Shares. Shareholders of record may exchange shares of a Fund for shares of any other fund in the USA Mutuals fund family on any business day by contacting the Fund directly. This exchange privilege may be changed or canceled by the Funds at any time upon sixty (60) days’ written notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. A minimum investment amount of $100 for retirement accounts and $2,000 for all other accounts is required when exchanging into either an existing account or a newly established account. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss subject to certain limitations on the deductibility of losses. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. The exchange privilege is not available for Class Z shares.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Funds or their shareholders.

Converting Shares. Shareholders of the Vitium Global Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Class C shares of the Vitium Global Fund are only eligible for conversion if they are no longer subject to a CDSC.

An investor may directly or through his or her financial intermediary contact the Vitium Global Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAV without the imposition of any sales load or other charge. A share conversion within the Fund will not result in the recognition of a capital gain or loss by a shareholder for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

Class C shares will automatically convert to Class A shares of the same Fund at the relative net asset values of the two classes approximately ten years after purchase, provided that the Fund’s transfer agent or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date.

Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. Class A shares are subject to lower annual expenses than Class C shares. The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes. No sales charges or other charges will apply to any such conversion.

Call the Fund (toll-free) at 1–866–264–8783 or visit www.usamutuals.com to learn more about conversions of Vitium Global Fund shares, or to obtain a prospectus.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;

•
reject any purchase or exchange request for any reason (generally, a Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Funds’ minimum initial investment requirement (if, within thirty (30) days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares; however, the Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV); and

•	reject any purchase or redemption request that does not contain all required documentation.

Your broker-dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details.

Closure of the Funds
The Advisor retains the right to close a Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Advisor may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1–866–264–8783 to request individual copies of these documents. The Transfer Agent will begin sending individual copies within thirty (30) days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1–866–264–8783 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares

The Distributor
Compass Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Distributors, LLC, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Rule 12b-1 Plan
The Vitium Global Fund has adopted a Rule 12b-1 Plan under the 1940 Act. Under the Rule 12b-1 Plan, the Vitium Global Fund pays the Distributor the following annual fees:

Share Class	12b-1 Fee
Investor Class	0.25%
Class A	0.50%
Class C	1.00%

The Board of Trustees has currently authorized an annual Rule 12b-1 fee for Class A shares of the Vitium Global Fund of only 0.25% of the average daily net assets of the Vitium Global Fund. The Rule 12b-1 fee is used to finance activities that promote the sale of shares of the Vitium Global Fund. Such activities include, but are not necessarily limited to, advertising, marketing, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. The Rule 12b-1 Plan has the effect of increasing the expenses of the shares of the Fund from what they would otherwise be. Because these fees are paid out of the Vitium Global Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Vitium Global Fund and may cost you more than paying other types of sales charges. The Institutional Class shares of the Vitium Global Fund are not subject to the Rule 12b-1 Plan and do not have Rule 12b-1 fees.

Payments to Financial Intermediaries
The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Advisor, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services. An “omnibus account” is a single account in the Funds that contains the combined investment for all of a financial intermediary’s customers. These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Funds via these omnibus accounts. These payments, commonly known as “sub-transfer agency fees,” made by the Funds to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Funds to their transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Funds.

The Advisor, out of its own resources and legitimate profits, and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. Such payments and compensation are in addition to service fees paid by the Funds, if any. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions

The Funds are designed to pay shareholder distributions from the Funds’ investment company taxable income and from any net capital gain the Funds have realized. Shares will be eligible to receive distributions and will begin earning the right to distributions on the day after which the Funds receive payment and shares are issued. The Vitium Global Fund makes distributions of investment company taxable income annually. The Navigator Fund makes distributions of investment company taxable income annually. Net capital gain, if any, is distributed at least once a year. If the day of distribution falls on a weekend or holiday on which the NYSE is closed, the distribution will be made on the next succeeding business day. All of your distributions with respect to the Funds, however, will be reinvested in additional shares of the Funds unless you select another option on your New Account Application or request to receive your payments in cash after your account has been opened. You may change your distribution option at any time in writing or by telephone. Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the request. If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your checks or if your checks remain uncashed for six months, your distributions may be reinvested in Fund shares at the then-current NAV. In such case, all future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks. Distributions paid in cash or reinvested in additional shares are treated the same for federal income tax purposes.

If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a return of capital to shareholders. A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in such Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold, exchanged or redeemed. Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds.

Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. For non-corporate shareholders, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. For corporate shareholders, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, report the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Funds’ net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8 percent. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of a Fund’s shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption, (including redemptions in-kind), and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss, if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, exchanging or redeeming other shares of the Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Funds are required to report to certain shareholders and the Internal Revenue Service (“IRS”) the cost basis of Fund shares acquired on or after January 1, 2012, when such shareholders subsequently sell, exchange or redeem those shares. The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Funds for the preceding year will be annually reported to shareholders. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.

With regard to the Navigator Fund, exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on section 1256 contracts are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Navigator Fund intends to utilize primarily options that are section 1256 contracts.

This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Financial Highlights
The financial highlights tables are based on the financial history of the Funds and are intended to help you understand the financial performance of the Funds for the fiscal periods shown below. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of Fund distributions). The information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the financial statements of the Funds, is included in the Funds’ annual report to shareholders. Please call 1–866–264–8783 for a free copy of the annual report. Because Class Z shares of the Navigator Fund are not currently offered for purchase, the financial highlights for this class are not presented.

			From Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets (b)
For a Share Outstanding Throughout		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)		Net Investment Income	Net Realized Gains		Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(d)	Portfolio Turnover Rate(c)
Each Fiscal Period:
Beginning	Ending				Total			Total

USA Mutuals Vitium Global Fund Institutional Class
4/1/19	3/31/20	$29.60	$0.42	$(5.83)	$(5.41)	$(0.39)	$(1.13)	$(1.52)	$22.67	(19.57)%+	$6,457	1.40%+	1.34%+	1.57%+	32%
4/1/18	3/31/19	32.68	0.41	(3.20)	(2.79)	(0.21)	(0.08)	(0.29)	29.60	(8.49)	10,445	1.37	1.24	1.30	15
4/1/17	3/31/18	28.74	0.38	4.64	5.02	(0.37)	(0.71)	(1.08)	32.68	17.52	12,152	1.21	1.24	1.28	20
4/1/16	3/31/17	30.94	0.52	2.92	3.44	(0.55)	(5.09)	(5.64)	28.74	12.47	3,161	1.77	1.24	1.27	56
4/1/15	3/31/16	29.30	0.47	1.57	2.04	(0.40)	—	(0.40)	30.94	7.07	123	1.58	1.23	1.23	58

USA Mutuals Vitium Global Fund Investor Class
4/1/19	3/31/20	29.18	0.34	(5.74)	(5.40)	(0.32)	(1.13)	(1.45)	22.33	(19.78)+	80,791	1.15+	1.59+	1.77+	32
4/1/18	3/31/19	32.31	0.32	(3.20)	(2.88)	(0.17)	(0.08)	(0.25)	29.18	(8.87)	126,599	1.07	1.49	1.53	15
4/1/17	3/31/18	28.45	0.27	4.61	4.88	(0.31)	(0.71)	(1.02)	32.31	17.24	189,274	0.87	1.49	1.53	20
4/1/16	3/31/17	30.64	0.33	3.00	3.33	(0.43)	(5.09)	(5.52)	28.45	12.15	194,217	1.08	1.49	1.49	56
4/1/15	3/31/16	29.05	0.33	1.61*	1.94	(0.35)	—	(0.35)	30.64	6.79	187,344	1.13	1.48	1.48	58

USA Mutuals Vitium Global Fund Class A
4/1/19	3/31/20	29.01	0.34	(5.70)	(5.36)	(0.32)	(1.13)	(1.45)	22.20	(19.76)+	6,955	1.15+	1.59+	1.77+	32
4/1/18	3/31/19	32.18	0.32	(3.24)	(2.92)	(0.17)	(0.08)	(0.25)	29.01	(9.03)	11,531	1.08	1.49	1.53	15
4/1/17	3/31/18	28.33	0.27	4.60	4.87	(0.31)	(0.71)	(1.02)	32.18	17.27	16,664	0.88	1.49	1.53	20
4/1/16	3/31/17	30.52	0.32	3.00	3.32	(0.42)	(5.09)	(5.51)	28.33	12.17	16,254	1.07	1.49	1.49	56
4/1/15	3/31/16	28.94	0.32	1.62*	1.94	(0.36)	—	(0.36)	30.52	6.79	18,219	1.11	1.48	1.48	58

			From Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets (b)
For a Share Outstanding Throughout		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)		Net Investment Income	Net Realized Gains		Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Net Investment Income (Loss)	Net Expenses	Gross Expenses(d)	Portfolio Turnover Rate(c)
Each Fiscal Period:
Beginning	Ending				Total			Total
USA Mutuals Vitium Global Fund Class C
4/1/19	3/31/20	28.41	0.12	(5.58)	(5.46)	(0.12)	(1.13)	(1.25)	21.70	(20.35)+	7,588	0.40+	2.34+	2.52+	32
4/1/18	3/31/19	31.56	0.10	(3.12)	(3.02)	(0.05)	(0.08)	(0.13)	28.41	(9.51)	12,643	0.34	2.24	2.28	15
4/1/17	3/31/18	27.86	0.03	4.52	4.55	(0.14)	(0.71)	(0.85)	31.56	16.38	16,492	0.12	2.24	2.28	20
4/1/16	3/31/17	30.00	0.10	2.94	3.04	(0.09)	(5.09)	(5.18)	27.86	11.32	16,715	0.32	2.24	2.24	56
4/1/15	3/31/16	28.54	0.11	1.58*	1.69	(0.23)	—	(0.23)	30.00	6.00	17,378	0.38	2.23	2.23	58

USA Mutuals Navigator Fund Institutional Class
4/1/19	3/31/20	22.04	(0.03)	(1.66)	(1.69)	(0.02)	(1.31)	(1.33)	19.02	(8.80)	117,117	(0.14)	1.99	2.34	0
4/1/18	3/31/19	20.48	0.02	1.71	1.73	—	(0.17)	(0.17)	22.04	8.54	62,026	0.08	1.99	2.39	0
10/13/17^	3/31/18	20.00	(0.07)	0.68	0.61	—	(0.13)	(0.13)	20.48	3.02	23,125	(0.78)	1.99	3.16	0

*     Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.
^     Commencement of operations.
(a)     Calculated based on average shares outstanding during the fiscal period.
(b)     Annualized for periods less than one year.

(c)
Not annualized for periods less than one year. Total returns are calculated without the imposition of either front-end or contingent deferred sales charges (as applicable). Portfolio turnover rates are calculated at the fund level (not by individual share class).

(d)     Reflects the expense ratio excluding any expense waivers or expense recoupments.
+     The total returns and ratios to average net assets below exclude the impact of extraordinary expenses for the year ended March 31, 2020:

	Total Return (c)	Net Investment Income (Loss)	Net Expenses	Gross Expenses (d)
USA Mutuals Vitium Global Fund Institutional Class	(19.46)%	1.50%	1.24%	1.47%
USA Mutuals Vitium Global Fund Investor Class	(19.64)	1.25	1.49	1.67
USA Mutuals Vitium Global Fund Class A	(19.65)	1.25	1.49	1.67
USA Mutuals Vitium Global Fund Class C	(20.24)	0.50	2.24	2.42

Investment Advisor
USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of the SAI and the annual and semi-annual reports, request other information, or make general inquiries about the Funds on the Funds’ website at www.usamutuals.com, by calling the Funds (toll-free) at 1–866–264–8783, or by writing to:

USA Mutuals Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

1940 Act File No. 811-10319

Appendix A
As noted under “Shareholder Information,” on page 24, a financial intermediary may offer the Vitium Global Fund’s shares subject to variations in or elimination of the Fund’s sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Vitium Global Fund shares and a shareholder transacting in Vitium Global Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Vitium Global Fund or through another intermediary.

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Vitium Global Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Shareholders purchasing Vitium Global Fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

A-1

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this Prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-2

USA Mutuals Vitium Global Fund
Institutional Class Shares (VICVX)
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

USA Mutuals Navigator Fund
Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

Statement of Additional Information

Dated July 29, 2020

This Statement of Additional Information (“SAI”) provides general information about the USA Mutuals Vitium Global Fund (the “Vitium Global Fund”) and the USA Mutuals Navigator Fund (the “Navigator Fund”) (each, a “Fund,” and together, the “Funds”) each a series of USA Mutuals. This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus dated July 29, 2020, as supplemented and amended from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.usamutuals.com.

You should rely only on the information contained in this SAI and the Prospectus dated July 29, 2020. USA Mutuals has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made. The Funds’ audited financial statements and notes thereto for the fiscal year ended March 31, 2020 are incorporated herein by reference to the Funds’ 2020 annual report. A copy of the annual report may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.usamutuals.com.

Phone: 1-866-264-8783    Series of USA Mutuals
Web: www.usamutuals.com

ORGANIZATION OF THE TRUST AND THE FUNDS

USA Mutuals (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on March 20, 2001. The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes. The Vitium Global Fund is currently authorized to offer Institutional Class, Class A, Class C and Investor Class shares. The Navigator Fund is currently authorized to offer Institutional Class and Class Z shares. Class Z shares of the Navigator Fund are not currently offered for purchase. The Trust may start more series and offer shares of a new fund or share class under the Trust at any time. From inception to July 28, 2014, the Vitium Global Fund was named the USA Mutuals Vice Fund. On July 28, 2014, the Vitium Global Fund’s name changed from USA Mutuals Vice Fund to USA Mutuals Barrier Fund. On September 29, 2016, the Fund was renamed the USA Mutuals Vice Fund. Effective September 30, 2019, the Fund was renamed the USA Mutuals Vitium Global Fund. The Navigator Fund commenced operations as a mutual fund on October 13, 2017.

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees of the Trust (the “Board of Trustees”) shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of a Fund’s outstanding shares, as required under Delaware law. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Funds. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board of Trustees has the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected. In the case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any series or class are borne by that series or class. Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated to one or more series of the Trust by or under the direction of the Board of Trustees in accordance with the Trust’s Bylaws. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

USA Mutuals Advisors, Inc. (the “Advisor”) serves as the investment advisor to the Funds. The Navigator Fund is the successor to the Goldman Navigator Fund, L.P., a limited partnership managed by Steven Goldman, the Navigator Fund’s portfolio manager, pursuant to a reorganization effective as of October 13, 2017.

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Description of the Funds
Each Fund is an open-end, diversified investment company, or mutual fund.

The Vitium Global Fund has an investment objective of long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies within industries that are likely to grow, in terms of revenue and earnings, independently of economic cycles. The Fund seeks economically independent growth by investing in companies that are involved in the alcoholic beverages, defense/aerospace, gaming and tobacco industries.

The Navigator Fund has an investment objective of capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s 500® Index in bull markets, and less or negatively correlated in bear markets.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following discussion supplements the description of the Funds’ investment objectives and strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” in this SAI), the Funds’ investment objectives, investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval. Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Funds’ investment objectives. While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Diversification of Investments
The Funds are diversified under the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because each Fund is diversified, the Funds are less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

Sector/Industry Concentration – Vitium Global Fund
The Vitium Global Fund will concentrate at least 25% of its net assets in a group of vice industries (but no more than 80% of its net assets in any single industry) that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries, as identified in the Fund’s Prospectus.

To the extent that the Vitium Global Fund concentrates its investments in an industry or sector, it may be subject to the risks affecting that sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition

3

affecting the sector or industry, more than would a more broadly diversified fund. The following alphabetical list includes descriptions about the sectors or industries in which the Fund may invest.

Alcoholic Beverages and Tobacco Industries: Companies that manufacture wholesale or retail non-durable goods such as alcoholic beverage and tobacco products. To the extent that the Vitium Global Fund’s investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of consumer products companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

There is substantial litigation related to tobacco products in the United States and certain foreign jurisdictions, and damages claimed in some of the tobacco-related litigation range into the billions of dollars. The present litigation environment is substantially uncertain, and it is possible that companies with exposure to the tobacco industries could be materially affected by an unfavorable outcome of pending litigation. The tobacco industry faces significant governmental action aimed at reducing the incidence of smoking and seeking to hold tobacco companies responsible for the adverse health effects associated with both smoking and exposure to environmental tobacco smoke. Governmental actions, combined with the diminishing social acceptance of smoking and private actions to restrict smoking, have resulted in reduced industry volume and may affect the performance of companies in the tobacco industry.

The success of alcoholic beverage companies depends on satisfying consumer tastes and preferences. Consumer preferences can change in unpredictable ways, and consumers may begin to prefer the products of competitors. In order to respond to changes in consumer preferences, alcoholic beverage companies may need to increase and enhance the marketing of existing products, change the pricing of existing products or introduce new products and services. Each response might affect financial results. In addition, brewers and distilled spirits manufacturers have been sued in several courts regarding advertising practices and underage consumption, and are subject to extensive regulation at the federal, state and local levels. Compliance with these laws and regulations can be costly.

Defense/Aerospace Industry: Companies engaged in the development, manufacture or sale of aerospace equipment and defense weapons. Aerospace equipment may include companies involved in the development of gas turbine engines, multi-band filter and power amplifiers for airborne applications, aircraft electrical power distribution systems, airborne laser mine detection, helicopters, air-launched theater missile defense, unmanned aerial vehicles (UAV) and flight simulators.

Risk factors or challenges that face the industry include the fact that procurement cycles can be as long as ten years and the rate of growth in defense spending may soon slow down. Some defense contractors are trading at discounts due to their exposure to aircraft and automobile manufacturing while many others face enormous underfunded pensions. Finally, significant defense budget reductions internationally are shrinking the export opportunities for American defense companies.

Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and state and Federal legislative changes can significantly impact the profitability of companies in those industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming-related companies may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes.

Equity Securities
Each Fund may invest in equity securities consistent with its investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may

4

be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Debt Securities,” below.

To the extent a Fund invests in the equity securities of small or medium-size companies, the Fund will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Derivatives
Buying Call and Put Options. Each Fund may invest in call and put options as part of its overall portfolio management strategy. Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Funds have the ability to write covered options on equity and debt securities and indices. This means that a Fund will, through its custodian, deposit and maintain either cash or securities with a value equal to or greater than the exercise price of the option.

Covered call options give the holder the right to buy the underlying securities from a Fund at a stated exercise price. A call option written by a Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Funds may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Funds. A Fund’s turnover may increase through the exercise of a call option. This will generally occur if the value of a “covered” security increases, and a Fund has not entered into a closing purchase transaction.

As a writer of an option, a Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause a Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the value of the underlying security during the option period. If a call option is

5

exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund’s ability to close out the option it has written.

Call options may be written on portfolio securities, indices or foreign currencies. With respect to securities and foreign currencies, the Funds may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Funds will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period. When a Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, a Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, a Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option on the same securities as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option. Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options. The Funds have the ability to engage in options transactions that trade on the OTC market to the same extent that they intend to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

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OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts. The Funds have the ability to buy and sell stock index futures contracts traded on domestic futures exchanges to hedge the value of their portfolios against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Funds expect to liquidate their stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Funds will incur brokerage fees when they purchase and sell stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.” Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

The Vitium Global Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act (the “CEA”) and regulations of the Commodity Futures Trading Commission (“CFTC”)), do not exceed 5% of the liquidation value of the Fund, or if the aggregate net notional value of the Fund’s commodity positions does not exceed 100% of the liquidation value of the Fund.

Risks Associated With Options and Futures. Although the Funds may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the value of their portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities appreciate, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund’s investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the value of a Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

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The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Often, futures purchased or sold by the Funds will be traded on foreign securities exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. The Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

As of the date of this SAI, the Advisor is not deemed to be a commodity pool operator (“CPO”) with respect to its service as an investment advisor to the Vitium Global Fund. The Vitium Global Fund does not invest in commodities, does not rely on any exemptions and is not subject to regulation by the CFTC.

As of the date of this SAI, the Advisor is deemed to be a CPO with respect to its services as an investment advisor to the Navigator Fund. The Navigator Fund and the Advisor are subject to regulation by the CFTC. The Predecessor Partnership to the Navigator Fund was previously registered with the NFA as a commodity pool and the Predecessor Partnership’s advisor was registered with the NFA as a CPO.

Commodity Pool Operator - Navigator Fund
The Navigator Fund is subject to regulation by the CFTC as a commodity pool and the Advisor is subject to regulation by the CFTC as a CPO with respect to the Navigator Fund under the CEA. The Advisor does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Navigator Fund. The Advisor is registered with the NFA as a CPO. As a result, the Advisor is subject to dual regulation by the CFTC and the SEC. The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Navigator Fund by filing a notice with the NFA. The Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

Other Investment Companies and Exchange-Traded Funds (“ETFs”)
Each Fund may invest in shares of other investment companies, which may include ETFs and money market mutual funds in addition to other mutual funds. A Fund’s investments in money market mutual funds may be used for cash management purposes, for temporary defensive purposes, and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. This limitation may prevent the Funds from allocating their investments in the manner the Advisor considers optimal. Section 12(d)(1) of the 1940 Act precludes each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5%

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of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 5.25% (with respect to the Vitium Global Fund’s Class A shares).

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.

As a shareholder of another investment company, a Fund bears, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses will be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations.

Exchange-Traded Funds
An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Real Estate Investment Trusts
As a non-principal investment strategy of the Funds, the Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. Equity REITs also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of a Fund’s investment in such REIT.

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Debt Securities
Each Fund may invest in debt securities, including debt securities convertible into common stock consistent with its investment objective and strategies. Debt securities purchased by the Funds may consist of obligations of any rating. Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of issuers of the securities to make principal and interest payments than would occur with securities rated in higher categories. Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. The Funds may invest in high yield debt securities or “junk bonds” that are considered high risk. Special tax considerations are associated with investing in high-yield securities structures such as zero coupon or “pay-in-kind” securities. A Fund will report the accrued interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

U.S. Government and Agency Obligations
The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

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Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. See also “Mortgage-Backed and Asset-Backed Securities,” below. In addition, U.S. Government obligations are subject to fluctuations in value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Municipal Securities – Vitium Global Fund
Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these (“Municipal Securities”). Even if the Fund earns income on its investments in Municipal Securities, it will not be able to make tax-exempt distributions unless at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of qualifying Municipal Securities.

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Municipal Securities in which the Fund may invest include, but are not limited to, the following: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. Government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of Municipal Securities in which the Fund may invest. The Fund will seek to invest in Municipal Securities of such maturities as the Advisor believes will produce current income consistent with prudent investment and the Fund’s investment objective.

The Fund may also purchase some Municipal Securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (e.g., every 30 days). Many variable rate Municipal Securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor believes the security cannot be sold within seven days, the Advisor may consider the security to be illiquid. Variable interest rates generally reduce changes in the value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed rate obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

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Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting states or municipalities could affect the Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities – Vitium Global Fund
Residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”) are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Vitium Global Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average-weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA and are generally not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are generally not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency at the direction of the U.S. Department of Treasury. The

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U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives will be successful. The Dodd-Frank Wall Street Reform and Consumer Protection Act required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships. The study and recommendations have been submitted to Congress.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose a fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Vitium Global Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

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Securities of Foreign Issuers
Each Fund may invest in securities of foreign issuers. In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non-U.S. companies. In determining whether a company is a U.S. or non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits.

Investments in the securities of foreign issuers involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in the securities of foreign issuers relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on income earned on foreign securities, withholding taxes (generally nonrefundable) imposed by the United States on payments to certain foreign entities, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions, and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slowdowns of those partners could have a significant adverse effect upon the securities markets of such countries.

The United Kingdom withdrew from the European Union (“EU”) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency. Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and in U.S. companies include:

•	information is less publicly available;

•	there is a lack of uniform financial accounting standards applicable to foreign companies;

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•	market quotations are less readily available;

•	there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;

•	there is generally a lower foreign securities market volume;

•	it is likely that foreign securities may be less liquid and/or more volatile;

•	there are generally higher foreign brokerage commissions;

•	there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and

•	the mail service between countries may be unreliable.

Depositary Receipts – Navigator Fund
The Navigator Fund also may purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements. GDRs are receipts issued globally by banks or depositaries which evidence similar ownership arrangements.

Foreign Currency Transactions – Vitium Global Fund
The Vitium Global Fund may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payment, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

Borrowings
A Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders will be reduced. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in

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the value of a Fund’s portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Securities Lending
Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total assets, including the collateral received to secure the securities loan and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. However, such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The Vitium Global Fund participates in a securities lending arrangement.  U.S. Bank National Association serves as the Fund’s securities lending agent.  For the most recent fiscal year ended March 31, 2020, the Vitium Global Fund derived the following gross and net income from its securities lending activities:

Gross income from securities lending activities:	$434,461
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	-$69,944
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	-$3,703
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrower)	-$202,883
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	-$276,530

Net income from securities lending activities:	$157,931

U.S. Bancorp Asset Management, Inc. oversees the securities lending process for the Vitium Global Fund, including the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Advisor.

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Restricted and Illiquid Securities
Each Fund may invest in illiquid securities; however, a Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities. The term “illiquid security” is defined as a security which a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A determination of whether a security is illiquid is based upon guidelines contained in the liquidity risk management program of the Trust applicable to the Funds and depends upon relevant facts and circumstances. Illiquid securities present the risks that the Funds may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the liquidity risk management program of the Trust applicable to the Funds.

When-Issued Purchases, Delayed Delivery and Forward Commitments
The Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, are taken into account when determining the net asset value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Short Sales
Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities. A Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions.

Short sales involve selling a security that a Fund borrows and does not own. The Funds may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Funds may engage in short sales if the Advisor anticipates that the security’s market purchase price will be less than its borrowing price. Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the

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scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

Warrants
The Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price level of the underlying security.

Repurchase Agreements
The Funds may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of their net assets, the Funds may enter into repurchase agreements. Under a repurchase agreement, the Funds agree to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds’ ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Advisor believes present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Funds’ obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Funds not within the control of the Funds, and therefore the realization by the Funds on the collateral may be automatically stayed. Finally, it is possible that the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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Temporary Investments
Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies as noted above. A Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective during that period.

For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, such Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover
Each Fund is actively managed and has no restrictions upon portfolio turnover. A 100% annual portfolio turnover rate would be achieved if each security in a Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of taxable capital gains that would not otherwise be realized, thereby increasing the amount of distributions taxable to shareholders, some of which may be short-term capital gain taxable to shareholders at ordinary income rates. The following are the portfolio turnover rates for the Funds for the fiscal years ended March 31, 2020 and 2019:

Portfolio Turnover Rate For the Fiscal Years Ended March 31,
	2020	2019
Vitium Global Fund	32%	15%
Navigator Fund	0%	0%

Investment Limitations

Fundamental Investment Limitations
The Funds have adopted the following fundamental investment limitations. The following restrictions for a Fund may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities. As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of the Fund’s outstanding voting shares or (ii) 67% or more of the Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1.
Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts that invest in real estate or interests therein.

2.
Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; or (iv) loan money to other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

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4.
Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5.
Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6.	Invest in other investment companies except as permitted by the 1940 Act.

7.
Purchase or sell commodities unless acquired as a result of ownership of other securities or other instruments, except as permitted by the 1940 Act (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

Additionally, the Vitium Global Fund may not:

1.
Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Vitium Global Fund’s net assets will be invested in such industry or sector. This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. The Vitium Global Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time. The Vitium Global Fund will concentrate at least 25% of its net assets in a group of industries (but no more than 80% in any single industry) that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries, as identified in the Funds’ Prospectus.

Additionally, the Navigator Fund may not:

1.
Invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Trust, on behalf of the Funds, have adopted portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the Funds’ portfolio investments. These portfolio holdings disclosure policies have been approved by the Board of Trustees. The Advisor and the Board of Trustees have also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, the Distributor or any other affiliated person of the Funds. After due consideration, the Advisor and the Board of Trustees have determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the portfolio holdings disclosure policies. The Board of Trustees has also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Funds’ portfolio holdings: (1) by overseeing the implementation and enforcement of the portfolio holdings disclosure policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Funds’ Chief Compliance Officer (“CCO”); (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these portfolio holdings disclosure policies.

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The Board of Trustees reserves the right to amend the portfolio holdings disclosure policies at any time without prior notice in its sole discretion.

Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the SEC’s website at www.sec.gov.

To the extent the Funds’ service providers have access to information about the Funds’ portfolio holdings, they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings information and not use it for any purpose other than the purpose for which the information was disclosed. Accordingly, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds’ service providers including, without limitation, the fund administrator, custodian, fund accounting agent, accountants and legal counsel. Currently, within 10 calendar days of each month end, the Funds also provide their monthly portfolio holdings information to rating and ranking organizations, including Lipper, a Thomson Reuters company, Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or published on the Funds’ website.

In the event of a conflict between the interests of Fund shareholders and the interests of the Advisor, or an affiliated person of the Advisor, the CCO shall make a determination in the best interests of Fund shareholders, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the portfolio holdings disclosure policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Leadership Structure
The Board of Trustees is comprised of two Independent Trustees – Dr. Michael D. Akers and Mr. Gary A. Drska – and one Interested Trustee – Mr. Richard A. Sapio. The Trust’s Chairman, Mr. Sapio, is an interested person of the Trust by virtue of the fact that he is the owner of Mutual Capital Alliance, Inc. (“Mutual Capital”) and Mutual Capital has majority ownership of the Advisor. Dr. Akers is the Trust’s lead Independent Trustee and acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings and serves as chair during executive sessions of the Independent Trustees.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee and the Valuation Committee – which are discussed in greater detail under “Board Committees” below. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

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In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust and the nature of its business.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by the Trust’s officers, including the President/Treasurer, Secretary and CCO, who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds. These reports include discussions of various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board and who participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s officers, regularly discusses risk issues affecting the Trust and the Funds during Board meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

Trustees and Officers
The Trustees and officers of the Funds are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan Street Milwaukee, WI 53202 1955	Independent Trustee	Indefinite Term; Since 2001	Professor Emeritus, Department of Accounting (June 2019–present), Professor, Department of Accounting (2004–2019), Chair, Department of Accounting (2004–2017), Marquette University.	2	Independent Trustee, Trust for Professional Managers (an open-end investment company with twenty-one portfolios).
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 1956	Independent Trustee	Indefinite Term; Since 2001	Pilot, Frontier/Midwest Airlines (Airline Company) (1986–present).	2	Independent Trustee, Trust for Professional Managers (an open-end investment company with twenty-one portfolios).

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Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Interested Trustee and Officers
Richard A. Sapio* Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 1964	Interested Trustee and Chairperson President Treasurer	Indefinite Term; Since 2018 Indefinite Term; Since 2019 Indefinite Term; Since 2020	President, Mutual Capital Alliance, Inc. (1994–present).	2	N/A
Nick Glocke Plaza of the Americas 735 North Water Street Suite 541 Milwaukee, WI 53202 1992	Secretary	Indefinite Term; Since 2020	Vice President, USA Mutuals Advisors, Inc. (2017-present); Associate Regional Director, Wells Fargo Asset Management (2016-2017); Financial Advisor, BMO Financial Group (2014-2016).	N/A	N/A
Dianne M. Descoteaux 480 East Swedesford Road Suite 220 Wayne, PA 19087 1977	Chief Compliance Officer	Indefinite Term; Since 2020	Compliance Director, Cipperman Compliance Services (2020-present); Attorney, SEI Financial Services (2010-2020).	N/A	N/A

*	Mr. Sapio is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is the owner of Mutual Capital, which has majority ownership of the Advisor.

Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Funds.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001 and as the Lead Independent Trustee since 2018. Dr. Akers has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting of Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001. Mr. Drska has served as a pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986. Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Richard A. Sapio. Mr. Sapio has served as an Interested Trustee of the Trust since 2018, President of the Trust since 2019 and Treasurer of the Trust since 2020. Since 1994, Mr. Sapio has been the President of, and employed by, Mutual Capital Alliance, Inc. (“Mutual Capital”), a Texas-based holding company. Mutual Capital is in the business of purchasing and holding interests in private companies. Mutual Capital has majority ownership of the Advisor.

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Trustee Ownership of Fund Shares
As of December 31, 2019, Mr. Sapio beneficially owned over $100,000 in shares of the Vitium Global Fund. No other Trustees or officers of the Funds beneficially owned shares of the Funds as of December 31, 2019.

During the two most recently completed calendar years, neither the Independent Trustees, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Advisor, the Funds’ distributor or any of its affiliates. Accordingly, neither the Independent Trustees nor an immediate family member of such Independent Trustee has or had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ distributor or any of their affiliates.

Board Committees
The Board of Trustees has three standing committees as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. During the fiscal year ended March 31, 2020, the Audit Committee met three times. Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary. Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee. The Nominating Committee will consider trustee nominees recommended by shareholders. However, there are no policies in place regarding nominees recommended by shareholders. During the fiscal year ended March 31, 2020, the Nominating Committee did not meet.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees. This is required by each series of the Trust’s valuation policies when the full Board of Trustees is not in session. The Valuation Committee meets as necessary when a price is not readily available. During the fiscal year ended March 31, 2020, the Valuation Committee met once. Messrs. Glocke, Helfrich and Norton comprise the Valuation Committee.

Board Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $22,000 per year, $3,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Trustees who are not Independent Trustees and officers of the Trust receive no compensation for their services as such. Neither the Trust nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Trust or Funds’ expenses. The following table shows fees received by the Trustees for their services as such for the fiscal year ended March 31, 2020.

	Aggregate Compensation Paid to Trustees
Name of Person/Position	Vitium Global Fund	Navigator Fund	Total Compensation from Funds Paid to Trustees
Richard A. Sapio, Chairperson, Interested Trustee, President and Treasurer	$0	$0	$0
Dr. Michael D. Akers, Lead Independent Trustee	$20,000	$19,000	$39,000
Gary A. Drska, Independent Trustee	$19,000	$19,000	$38,000

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Control Persons, Principal Shareholders and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund. As of June 30, 2020, there were no control persons of the Funds, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Funds. As of June 30, 2020, the following shareholders were known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a Fund:

Vitium Global Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Wells Fargo Clearing Services 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	35.31%	Record	Wells Fargo Advisors, LLC	DE
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	21.59%	Record	N/A	N/A
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15.13%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.11%	Record	N/A	N/A

Vitium Global Fund - Investor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	22.08%	Record	N/A	N/A
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	18.82%	Record	N/A	N/A
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	11.20%	Record	N/A	N/A

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Vitium Global Fund - Class A
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Raymond James & Associates Inc. FBO Dumbarton LLC 815 Idlewyld Drive FT. Lauderdale, FL 33301-2734	22.31%	Record	N/A	N/A
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	15.10%	Record	N/A	N/A
Ameriprise Advisor Services Inc. 70911 Ameriprise Financial Center Minneapolis, MN 55474-0001	13.81%	Record	N/A	N/A
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	13.19%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	12.93%	Record	N/A	N/A

Vitium Global Fund - Class C
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	29.70%	Record	Wells Fargo Advisors, LLC	DE
Ameriprise Advisor Services Inc. 70911 Ameriprise Financial Center Minneapolis, MN 55474-0001	7.75%	Record	N/A	N/A
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	7.63%	Record	N/A	N/A
National Financial Services, LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5.71%	Record	N/A	N/A
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.58%	Record	N/A	N/A

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Navigator Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	34.63%	Record	Fidelity Global Brokerage Group, Inc.	DE
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	20.67%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	14.18%	Record	N/A	N/A
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13.11%	Record	N/A	N/A

Investment Advisor
The Advisor, located at 700 North Pearl Street, Suite 900, Dallas Texas 75201, is a Texas corporation that serves as the investment advisor to the Funds. The Advisor is an SEC-registered investment advisor. With respect to the Navigator Fund, the Advisor has also registered as a CPO with the NFA in accordance with regulations adopted by the CFTC under the CEA. The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (“Mutual Capital”) (formerly known as Mutuals.com Holdings Corp.). Mutual Capital is an investment holding company founded in March 1994. Mr. Richard Sapio, Chairman of the Trust, owns a majority interest in Mutual Capital. By virtue of his ownership interest in Mutual Capital, Mr. Sapio is an affiliated person of the Advisor and an interested person of the Trust.

Under the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Agreement”), the Advisor serves as the investment advisor to the Funds, and supervises the management of the Funds’ investments and business affairs, subject to the oversight and review of the Board of Trustees. For its services, the Advisor is entitled to an annual advisory fee of 0.95% of the daily net assets for the Vitium Global Fund and 1.75% of the daily net assets for the Navigator Fund. The advisory fee is payable to the Advisor monthly based on the daily net assets of each Fund for the month involved. In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Funds with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities. These services are provided without reimbursement by the Funds for any costs incurred.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor has contractually agreed to waive its management fee and/or reimburse the Funds to ensure that the total annual operating expenses for the Funds, as a percentage of each Fund’s average daily net assets (not including “Excluded Expenses” as discussed in the Funds’ Prospectus), are limited to 1.24% for the Vitium Global Fund and 1.99% for the Navigator Fund.
This agreement is in effect through at least July 31, 2021. Under the expense agreement, the Advisor may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursements will not cause a Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

For the fiscal periods indicated below, the Funds paid the following advisory fees to the Advisor:

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Vitium Global Fund

Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment/Waiver
March 31, 2020	$1,412,036	($266,183)	$1,145,853
March 31, 2019	$1,817,449	($77,456)	$1,739,993
March 31, 2018	$2,232,063	($85,716)	$2,146,347

Navigator Fund

Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment/Waiver
March 31, 2020	$1,809,780	($356,954)	$1,452,826
March 31, 2019	$675,148	($154,328)	$520,820
March 31, 2018*	$172,160	($114,631)	$57,529
* The Navigator Fund commenced operations on October 13, 2017.

Portfolio Managers
Mr. Charles L. Norton and Mr. Jeffrey W. Helfrich serve as co-portfolio managers of the Vitium Global Fund and are jointly responsible for the portfolio management of and investment research for the Vitium Global Fund. Mr. Steven Goldman serves as the portfolio manager primarily responsible for the day-to-day management of the Navigator Fund (together with Messrs. Norton and Helfrich, the “Portfolio Managers”). Mr. Goldman is primarily responsible for the portfolio management of and investment research for the Navigator Fund.

Other Accounts Managed by the Portfolio Managers
The following provides information regarding other accounts managed by the Portfolio Managers as of March 31, 2020:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Vitium Global Fund

Charles L. Norton
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	203	$440,267,887	0	$0

Jeffrey W. Helfrich
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	203	$440,267,887	0	$0

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Navigator Fund

Steven Goldman
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$70 million	27	$27 million

Potential Conflicts of Interest by the Portfolio Managers
Where conflicts of interest arise between a Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. A potential conflict of interest could also arise from a Portfolio Manager receiving performance-based fees from other accounts and not receiving a performance-based fee from a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
The Portfolio Managers of the Vitium Global Fund are each paid a minimum base salary with increases based on the Fund’s net assets. The Portfolio Manager of the Navigator Fund is compensated by the Advisor from the advisory fee. Mr. Goldman receives a salary and a bonus based on the Navigator Fund’s pre-tax performance, based on the value of the assets in the Fund’s portfolio.

Ownership of Fund Shares by the Portfolio Managers
As of March 31, 2020, the Portfolio Managers beneficially owned shares of the Funds as follows:

Dollar Range of Equity Securities in the
Name of Portfolio Manager	Vitium Global Fund	Navigator Fund
Charles L. Norton	None	None
Jeffrey W. Helfrich	$50,001 - $100,000	None
Steven Goldman	None	Over $1,000,000

DISTRIBUTION OF FUND SHARES

Distributor
Compass Distributors, LLC (a wholly-owned subsidiary of Foreside Distributors, LLC) (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), among the Trust, the Advisor and the Distributor effective May 31, 2018. The Distribution Agreement was initially approved by the Board of Trustees on February 23, 2018. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares

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of the Funds are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. The Distributor is compensated by the Advisor, not the Funds, except to the extent allowed under the Rule 12b-1 Plan, as discussed below. Prior to May 31, 2018, Quasar Distributors, LLC (“Quasar”) served as the Funds’ distributor and principal underwriter.

For the fiscal years indicated below, the following underwriting commissions for Class A shares of the Vitium Global Fund were received by the Distributor or, for periods prior to May 31, 2018, by Quasar, the former distributor:

Underwriting Commissions Paid During Fiscal Years Ended March 31,
2020	2019	2018
$831	$8,165	$16,143

For the fiscal years indicated below, the following underwriting commissions for Class A shares of the Vitium Global Fund were retained by the Distributor or, for periods prior to May 31, 2018, by Quasar, the former distributor:

Underwriting Commissions Retained During Fiscal Years Ended March 31,
2020	2019	2018
$0	$4,339	$15,291

Neither the Distributor nor the Funds’ former distributor received underwriting commissions for the Institutional Class, Investor Class and Class C shares of the Vitium Global Fund, or Institutional or Class Z shares of the Navigator Fund during the fiscal year ended March 31, 2020.

12b-1 Distribution Plan
The Vitium Global Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Plan”). Under the Plan, the Fund may pay an annual fee to the Distributor for distribution services up to 0.25% of the Fund’s average daily net assets for the Investor Class shares, 0.50% of the Fund’s average daily net assets for the Class A shares, and 1.00% of the Fund’s average daily net assets for the Class C shares. However, the Board of Trustees has currently authorized an annual Rule 12b-1 fee for the Fund’s Class A shares of only 0.25% of the average daily net assets of the Class A shares of the Fund. Institutional Class shares of the Fund are not subject to the Plan and do not pay Rule 12b-1 fees. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board of Trustees. Such activities typically include: advertising; marketing; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor. However, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Fund’s expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses that are incurred, that the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Trustees, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

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In particular, the Board of Trustees has determined that it believes that the Plan is reasonably likely to benefit Investor Class, Class A and Class C shares of the Vitium Global Fund by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to holders of Investor Class, Class A and Class C shares.

Institutional Class shares of the Vitium Global Fund are not subject to the Plan and do not pay Rule 12b-1 fees. The table below shows the amount of 12b-1 fees incurred and the allocation of such fees by the Fund’s Investor Class, Class A and Class C shares for the fiscal year ended March 31, 2020.

Actual Rule 12b-1 Expenditures Incurred During the Fiscal Year Ended March 31, 2020
	Total Dollars Allocated
	Investor Class	Class A	Class C
Advertising/Marketing	$13,516	$3,823	$5,527
Printing/Postage	$0	$0	$0
Payment to Distributor	$8,744	$808	$878
Payment to dealers	$187,570	$14,967	$86,462
Compensation to sales personnel	$81,602	$7,462	$13,062
Other	$0	$0	$10,911
Total	$291,432	$27,060	$116,840

No “interested person” of the Vitium Global Fund, as defined in the 1940 Act, and no Trustee of the Trust, has or had a direct or indirect financial interest in the operation of the Plan or related agreements.

Service Providers
The Trust has entered into a series of agreements whereby certain parties will provide various services to the Funds.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”) provides accounting and administrative services and acts as transfer agent and dividend disbursing agent to the Funds. Fund Services is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided by the transfer agent include, either by Fund Services or another party pursuant to an agreement with Fund Services, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing distributions declared by the Funds, day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Trust’s registration statement under federal and state securities laws.

U.S. Bank National Association (the “Custodian”), an affiliate of Fund Services, is the custodian of the assets of the Funds pursuant to an amended and restated custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Pursuant to an Amended and Restated Fund Administration Servicing Agreement and an Amended and Restated Fund Accounting Servicing Agreement, each between Fund Services and the Trust dated July 24, 2012, Fund Services also performs certain administrative, accounting and tax reporting functions for the Funds, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual

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reports to the SEC and current investors, monitoring the Funds’ expense accruals and performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions. Pursuant to the Amended and Restated Fund Administration Servicing Agreement, Fund Services is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $100,000 per Fund.

For the fiscal periods ended March 31, 2020, 2019 and 2018, the following administrative fees were paid by the Funds:

Administration Fees Paid During Fiscal Periods Ended March 31,
	2020	2019	2018
Vitium Global Fund	$287,463(1)	$220,230(2)	$264,988(2)
Navigator Fund	$188,329(1)	$44,505(2)	$12,417(2)(3)

(1)	Includes fees paid to Fund Services for fund accounting, fund administration, custody and transfer agency.

(2)	The Navigator Fund commenced operations on October 13, 2017.

(3)	Includes fees paid to Fund Services for fund accounting, fund administration and custody.

CODE OF ETHICS

The Trust and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Code”) that governs the conduct of all employees and other supervised persons of the Trust and the Advisor. The Code recognizes that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests. The Code addresses compliance with federal securities laws, personal trading and reporting requirements.

Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. Additionally, among other things, the Code requires: pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Funds; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings and limited (private placement) offerings. Violations of the Code are subject to review by the Board of Trustees and may result in severe penalties.

The Distributor relies on the exception for principal underwriters under Rule 17j-1(c)(3) from the requirements to adopt a code of ethics pursuant to Rule 17j-1, specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisor.

PROXY VOTING GUIDELINES

The Board of Trustees has adopted proxy voting procedures that delegate to the Advisor the authority to vote proxies, subject to the supervision of the Board of Trustees. In addition, the Board of Trustees authorized the Advisor to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf. The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of the Advisor and the Funds with regard to a proxy vote, a majority of the Independent Trustees will be responsible for resolving the conflict. The Advisor, subject to oversight by the Board of Trustees, seeks to ensure that all voting decisions, particularly those that may involve a potential conflict of interest with the Funds’ principal underwriter or any affiliated person of the Funds, are made consistent with the Advisor’s fiduciary duty to the Funds and their shareholders.

The Advisor votes proxies in a manner designed to maximize the value of a Fund’s investment. The Advisor generally votes in accordance with management’s recommendations. If the Advisor believes management is not acting on behalf of the best interests of a Fund and its shareholders, the Advisor will not vote with management. When voting, the following factors are taken into consideration:

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•	the period of time over which the voting shares are expected to be held;

•	the size of the position;

•	the costs involved in the proxy proposal;

•	the existing governance documents of the affected company; and

•	the affected company’s management and operations.

The Board of Trustees has approved the Advisor’s proxy voting policies and will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with the Funds’ investment objectives and policies.

For investments made by the Funds in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Funds must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-264-8783 and by accessing the SEC’s website at www.sec.gov. The Funds will send a description of the proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

VALUATION OF SHARES

Shares of the Funds are sold on a continuous basis at the NAV per share next computed, plus any applicable sales charges (before imposition of a commission, if any, on Class Z shares), following acceptance of an order by the Funds. A Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Funds’ securities that the Funds’ NAV might be materially affected. For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Funds’ Prospectus.

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PURCHASE AND REDEMPTION OF SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Transactions of the Funds are priced at the applicable price next calculated after receipt of an order. In order to purchase shares of the Funds, you must invest the initial minimum investment, which ordinarily must be at least $100 for retirement accounts and $2,000 for other types of accounts. However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) accounts or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing an order with the Funds.

The Funds reserve the right in their sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of a Fund or its shareholders or could adversely affect a Fund or its operations. The policy applies to any person or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading. Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund’s sales charges (“variations”), provided such variations are described in the Funds’ Prospectus. All variations described in Appendix A to the Funds’ Prospectus are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares, and a shareholder transacting in Fund shares through an intermediary identified on Appendix A to the Funds’ Prospectus should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Raymond James-sponsored platforms, please see “Appendix A - Financial Intermediary Sales Charge Variations” in the Funds’ Prospectus. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A to the Funds’ Prospectus.

Class A Shares (Vitium Global Fund). You can buy Class A shares of the Vitium Global Fund at the public offering price, which is the NAV plus an up-front sales charge. The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of distributions. Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares. However, the Board of Trustees has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The up-front Class A sales charge and the commissions paid to dealers for the Fund is calculated as follows:

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - but less than $100,000	4.75%	4.99%	4.00%
$100,000 – but less than $250,000	4.00%	4.17%	3.25%
$250,000 – but less than $500,000	3.00%	3.09%	2.50%
$500,000 – but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(2)	0.00%	0.00%	1.00%(3)

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(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 18 months of the purchase. If imposed, the CDSC is based on the NAV of the shares at the time of purchase.

(3)	The Advisor may pay a commission up to 1.00% out of its own resources to financial intermediaries who initiate and are responsible for the purchase of shares of $1 million or more.

The Distributor may, at its discretion, offset the compensation owed to the Distributor for its services with the underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives. The Distributor may also reimburse the Advisor, its affiliates or other dealers for distribution-related expenses they incur from the underwriter concessions at its discretion.

The offering price for Class A shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) to certain categories of investors, including:

•	the Advisor or its employees and affiliates, and investment advisory clients or investors referred by the Advisor or its affiliates for purchases direct with the Fund;

•
officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

•
employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor;

•	fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;

•	broker-dealers who have entered into selling agreements with the Fund’s distributor for their own accounts; and

•	no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Each financial intermediary may offer different sales charge reductions or waivers. Sales charge reduction variations specific to certain financial intermediaries are described in Appendix A to the Prospectus.

Additional information is available by calling 1-866-264-8783. To receive a reduction in or waiver of your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced or waived sales charge. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at www.usamutuals.com.

Redemption-In-Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining

35

shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets. In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Assets of the Funds are invested by the Advisor in a manner consistent with their investment objectives, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Advisor is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. The Funds may purchase shares of other investment companies or mutual funds (an “underlying fund”) that charge a sales load or redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Funds) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Fund was to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.

To the extent that the Funds invest in shares of other mutual funds, the Funds will not pay any commissions for purchases and sales. A Fund, however, will bear a portion of the commissions paid by the underlying funds in which it invests in connection with the purchase and sale of portfolio securities.

In connection with its duties to arrange for the purchase and sale of portfolio securities other than investment companies, the Advisor will select broker-dealers, to the extent necessary, who will, in the Advisor’s judgment, implement the Funds’ policy to achieve best qualitative execution. The Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor is authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question. Further, the Advisor need not pay the lowest spread or commission available if the Advisor determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Advisor is authorized in making such allocation, to consider whether a broker-dealer has provided research services.

Research obtained using Fund commissions may be in written form or through direct contact with individuals. Such research may include, but is not necessarily limited to: quotations on portfolio securities and information on particular issuers and industries; other financial, news and other data relating to specific issuers or industries; data relating to general market, economic or institutional activities; comparisons of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available, and similar information. Further, the aforementioned research may be provided through the use of third-party information services, such as electronic information platforms and recognized mutual fund statistical services. The Funds recognize that such research services may or may not be useful to the Funds or other accounts of the Advisor, and that such research received by such other accounts may or may not be useful to the Funds.

The Advisor will cause the Funds to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor determines that a better price or execution may be obtained by paying such commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

36

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund’s assets that may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.

The same security may be suitable for a Fund or another portfolio series of the Trust, or another account managed by the Advisor. If and when a Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated in advance and then as to price and amount in accordance with arrangements equitable to the Fund and the other account. The simultaneous purchase or sale of the same securities by a Fund and other account may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable or able to be sold by a Fund.

The Board of Trustees reviews quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Funds are reasonable in relation to the benefits received by the Funds taking into account the competitive practices in the industry.

The following table shows the aggregate amount of brokerage commissions paid by the Funds for the fiscal periods ended March 31, 2020, 2019 and 2018.

Brokerage Commissions Paid During Fiscal Periods Ended March 31,
	2020	2019	2018
Vitium Global Fund	$126,984	$73,326	$146,224
Navigator Fund	$16,725	$8,000	$1,961(1)

(1)	The Navigator Fund commenced operations on October 13, 2017.

The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. The Funds did not acquire securities of their regular brokers or dealers or their parents during the fiscal year ended March 31, 2020.

A Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended March 31, 2020:

	Commissions	Transactions
Vitium Global Fund	$99,059	$104,029,063

During the fiscal year ended March 31, 2020, the Navigator Fund had no such transactions.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here are not intended as substitutes for careful tax planning. You should consult your personal tax advisor to determine the consequences of foreign, state and local taxes and for a more detailed assessment of federal income tax consequences for your particular circumstances.

37

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward and to use these carryforwards to offset future realized capital gains.

Any capital losses realized by a Fund in the current or future taxable years may be carried forward indefinitely and will generally retain their character as short-term or long-term.

Distributions of Investment Company Taxable Income
Each Fund receives investment company taxable income generally in the form of dividends, interest, net short-term capital gain, and net gain from foreign currency transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s “investment company taxable income” from which distributions may be paid to you. If you are an investor subject to income taxes, any distributions by the Funds from such income (other than amounts reported as qualified dividend income) will be taxable to you at ordinary income tax rates, whether you receive them in cash or reinvest them in additional Fund shares. For non-corporate shareholders, distributions of investment company taxable income attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by the shareholder. For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount as eligible for deduction, and the shareholder meets certain holding period requirements. To the extent distributions of investment company taxable income include net short-term capital gain, such distributions cannot be offset by a shareholder’s capital losses from other sources.

Distributions of Net Capital Gain
A Fund may realize capital gains or losses in connection with sales or other dispositions of securities, whether actual or deemed. Net short-term capital gain, if any, will be distributed as investment company taxable income which is taxable to shareholders at ordinary income rates. Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to non-corporate shareholders as long-term capital gain, regardless of how long such shareholders have held their shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. Distributions of net capital gain are not eligible for qualified dividend income treatment for non-corporate shareholders or the dividends-received deduction for corporate shareholders.

Information on the Amount and Tax Character of Distributions
The Funds will report to you the amount and character of Fund distributions at the time they are paid, and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year. If you purchase Fund shares shortly before the Funds pay a distribution, you may receive an amount of investment company taxable income or net capital gain that is not equal to the actual amount of such income or net capital gain earned during the period of your investment in the Funds.

Election to be Taxed as a Regulated Investment Company
Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As regulated investment companies, the Funds generally pay no federal income tax on the investment company taxable income and net capital gain they distribute to you. However, a Fund can give no assurances that it will qualify or continue to qualify as a regulated investment company. If a Fund fails to qualify as a regulated investment company and does not obtain relief from such failure, then it would be taxed as a regular corporation. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, such Fund would be subject to federal, and possibly state, corporate taxes on the Fund’s taxable income and gain, and any distributions to you would generally be taxed as dividend income to the extent of such Fund’s earnings and profits.

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Excise Tax Distribution Requirements
To avoid the imposition of federal excise taxes at the Fund level, each Fund must distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period generally ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received on December 31) but can give no assurances that Fund distributions will be sufficient to eliminate all taxes at the Fund level.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The Internal Revenue Service (“IRS”) has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Net Investment Income Tax Imposed on Certain Income
Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Redemption of Fund Shares
Sales, exchanges or redemptions (including redemptions-in-kind) of Fund shares are taxable transactions for federal income tax purposes. If you sell, exchange or redeem your Fund shares, you will generally realize a taxable capital gain or loss. Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Any loss incurred on a sale, exchange or redemption of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to those shares. All or a portion of any loss that you realize upon the sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of distributions or otherwise) within 30 days before or after your sale, exchange or redemption. Any loss disallowed under these rules will be added to your tax basis in the newly acquired shares.

U.S. Government Securities
States generally grant tax-free status to distributions paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income earned on investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment at the state level. The rules on exclusion of this income are generally different for corporate shareholders.

Dividends-Received Deduction for Corporations
For corporate shareholders, the Funds anticipate that a portion of the distributions of investment company taxable income will qualify for the dividends-received deduction. Corporate shareholders may be allowed to deduct these distributions, thereby reducing the tax that they would otherwise be required to pay on such distributions. The dividends-received deduction will be available only with respect to distributions designated by the Funds as eligible for such treatment.

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Investment in Complex Securities
The Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, as long- or short-term capital gain, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of Fund distributions.

Tax Withholding
Except in cases of certain exempt shareholders, if (i) a shareholder does not furnish a Fund with a correct Social Security number or Taxpayer Identification Number and certain certifications, or (ii) a Fund receives notification from the IRS requiring backup withholding, federal law requires the Fund to withhold federal income tax from the shareholder’s distributions and redemption proceeds at the backup withholding rate set under Section 3406 of the Code. For non-U.S. investors (shareholders who, as to the U.S., are non-resident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships), a withholding at a flat rate (currently 30%) generally applies on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S., subject to the exceptions described below for net capital gain. This rate may be lower under the terms of a tax convention. For non-U.S. investors, a Fund’s distributions of net capital gain are generally not subject to U.S. withholding tax, provided that this exception does not apply to nonresident alien individuals present in the U.S. for a period or periods aggregating 183 days or more (subject to a special formula) during the taxable year.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

COST BASIS REPORTING

The Funds are required to report to certain shareholders and the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price, adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain

40

or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Funds’ Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm of the Trust. As such, it is responsible for auditing the financial statements of the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements and notes thereto are incorporated by reference to the Funds’ annual report for the fiscal period ended March 31, 2020, as filed with the SEC on June 8, 2020.

Navigator Fund
The Goldman Navigator Fund, L.P.’s unaudited financial statement and statement of operations for the period ended May 31, 2017 and the audited financial statements for the year ended December 31, 2016 are included below.

The information for the year ended December 31, 2016, has been audited by Arthur F. Bell, Jr. & Associates, L.L.C., the independent auditor for the Goldman Navigator Fund, L.P. at December 31, 2016.

41

Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)
and Independent Auditor’s Report

Year Ended December 31, 2016

Goldman Navigator Fund, LP
Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the accompanying financial statements for the year ended December 31, 2016 is accurate and complete.

__/s/ Steven Goldman__________
Steven Goldman, President
Goldman Fund Management, LLC
Commodity Pool Operator
Goldman Navigator Fund, LP

Goldman Navigator Fund, LP

This Annual Report for Goldman Navigator Fund, LP is comprised of Section I, containing the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and Section II, containing the financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

SECTION I

SECTION II

Financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

1

INDEPENDENT AUDITOR’S REPORT

To the Partners
Goldman Navigator Fund, LP

We have audited the accompanying financial statements of Goldman Navigator Fund, LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital (net asset value) for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldman Navigator Fund, LP as of December 31, 2016, and the results of its operations and the changes in its net asset value for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
As discussed in the notes to the financial statements, we previously issued an unqualified opinion dated March 1, 2017 for our audit of the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016. Such financial statements were subsequently amended in order to provide certain additional requested disclosures. Such additional disclosures do not change the amounts of previously reported net asset value or net income.

As discussed in the subsequent events footnote to the financial statements, the General Partner intends to convert Goldman Navigator Fund, LP to a registered investment company in October 2017.

/s/ Arthur F. Bell, Jr. & Associates, L.L.C.
Hunt Valley, Maryland
September 21, 2017

Goldman Navigator Fund, LP

Statement of Financial Condition
December 31, 2016

2016
Assets
Cash and cash equivalents	$3,669,534
United States government securities (cost - $14,967,518)	14,992,384
Totals	$18,661,918
Liabilities and Partners’ Capital
Liabilities:
Unrealized loss on futures contracts	$261,998
Management fees payable	33,922
Accrued expenses	14,700
Total liabilities	310,620
Partners’ capital (net asset value):
General Partner	233,409
Limited Partners	18,117,889
Total partners’ capital (net asset value)	18,351,298
Totals	$18,661,918

See Notes to Financial Statements.

3

Goldman Navigator Fund, LP

Statement of Investments
December 31, 2016

UNITED STATES GOVERNMENT SECURITIES
Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value
$14,000,000	2/19/2017	U.S. Treasury Bill	$13,993,698	76.25%
1,000,000	4/6/2017	U.S. Treasury Bill	998,686	5.44%
	Total United States government securities
	(cost - $14,967,518)		$14,992,384	81.69%
LONG FUTURES CONTRACTS
			Fair Value	% of Net Asset Value
Unrealized loss on futures contracts:
United States:
Equity Index (March 2017 E-Mini S&P500, 165 Contracts)			$(261,998)	-1.43%
	Total long futures contracts		$(261,998)	-1.43%

See Notes to Financial Statements.

4

Goldman Navigator Fund, LP

Statement of Operations
December 31, 2016

2016
Investment income - interest	$32,663
Expenses:
Management fees	132,422
Professional fees	40,226
Brokerage commissions and clearing fees	5,468
Total expenses	178,116
Net investment loss	(145,453)
Realized and unrealized gain (loss) on investments:
Net realized gain from investment transactions	1,807,877
Net change in unrealized loss on investments	(251,767)
Net realized and unrealized gain on investments	1,556,110
Net increase in partners’ capital resulting from operations	1,410,657
Less incentive allocation to the General Partner	135,913
Net increase in partners’ capital after General Partner
incentive allocation	$1,274,744

See Notes to Financial Statements.

5

Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital
December 31, 2016

	General Partner	Limited Partners	Total
Balance, January 1, 2016	96,521	16,848,545	16,945,066
Capital contributions	—	518,590	518,590
Capital withdrawals	(7,298)	(515,717)	(523,015)
Net increase in partners’ capital from operations	8,273	1,402,384	1,410,657
General Partner incentive allocation	135,913	(135,913)	—
Balance, December 31, 2016	$233,409	$18,117,889	$18,351,298

See Notes to Financial Statements.

6

Goldman Navigator Fund, LP
Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchant (broker) through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies Method of reporting
The Partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows:

The financial statements of the Partnership as of and for the year ended December 31, 2016 were previously issued under the date of March 1, 2017. In order to comply with the standard financial statement presentation for mutual funds, certain additional requested disclosures were made subsequent to March 1, 2017. Such revisions do not change the amounts of previously reported net asset value or net income.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be

7

determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in markets that are not active

c.	Inputs other than quoted prices that are observable for the asset or liability

d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at December 31, 2016 using the fair value hierarchy:

8

	December 31, 2016
Description	Level 1	Level 2	Level 3	Total
Assets
U.S. government securities
Treasury Bills	14,992,384	0	0	14,992,384
Total U.S. government securities	14,992,384	0	0	14,992,384
Liabilities
Futures Contracts
Equity Index	(261,998)	0	0	(261,998)
Total futures contracts	(261,998)	0	0	(261,998)

Investments valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Investment transactions and related investment income
Transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in brokers that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued

9

expenses in the statement of financial condition. The Partnership did not recognize any interest or penalties associated with tax matters for the year ended December 31, 2016.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statement of financial condition and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.
Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.
The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statement of financial condition.
While certain derivative activities of the Partnership’s may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor

10

its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Derivative activities
The Fund considers the notional amounts at December 31, 2016, categorized by primary underlying risk, as well as the number of contracts closed during the year, to be representative of the volume of its derivative activities during the year ended December 31, 2016.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed
Futures contracts: Equity index	$18,470,348	165	707

At December 31, 2016, the fair values of the futures contracts are included in unrealized loss on futures contracts on the statement of financial condition.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2016 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Changes in Unrealized Loss

Equity index	Net realized gain		Net change in
futures	from investments		unrealized loss
contracts	transactions	$1,807,877	on investments	($251,767)

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

11

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. For the year ended December 31, 2016, the incentive allocation earned by the General Partner was $135,913. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 - Financial highlights
Financial highlights of the Partnership for the year ended December 31, 2016 is as follows:

Limited
Partners	2016
Ratios to average limited partners’ capital:
Net investment loss	(0.86)%
Expenses	1.05
Incentive allocation	0.80
Total expenses and incentive allocation	1.85%

The above ratios of net investment gain/loss to average limited partners’ capital does not reflect the effects of any incentive allocation to the General Partner, nor does it include the effects of any realized and change in unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

12

Limited
Partners	2016
Total return:
Total return before incentive allocation	8.42%
Incentive allocation	(0.81)
Total return after incentive allocation	7.61%

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 - Subsequent events
During September 2017, the General Partner notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund) in October 2017.

The General Partner has evaluated subsequent events through September 21, 2017, the date the statements were available to be issued, and has determined that there are no other material events requiring disclosure in the Partnership’s financial statements.

13

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Partners
Goldman Navigator Fund, LP

We have audited the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and have issued our report thereon dated September 21, 2017, which contained an unmodified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. We have not performed any procedures with respect to the audited financial statements subsequent to September 21, 2017.

The supplementary information on Page 15, schedule of partners’ capital accounts, is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ Arthur F. Bell, Jr. & Associates, L.L.C.
Hunt Valley, Maryland
September 21, 2017

14

Goldman Navigator Fund, LP

Statement of Partners’ Capital Accounts
December 31, 2016

Partner Identification Number *	2016
2	7,283,241
9	1,942,520
14	973,481
1	897,703
15	784,473
61	733,345
13	709,638
51	698,250
7	670,612
81	646,199
4	434,834
8	434,834
82	322,463
83	314,447
79	269,928
53	261,743
52	239,036
73	233,409
76	176,833
77	120,288
78	108,609
80	95,412
Totals	$18,351,298
See Independent Auditor’s Report on Supplementary Information.
* Partner identification numbers agree to respective partner’s December 2016 account statement.

15

Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)

As of May 31, 2017 (Unaudited)

Goldman Navigator Fund, LP

Goldman Navigator Fund, LP

Statement of Assets and Liabilities
May 31, 2017 (Unaudited)

Assets
Cash and cash equivalents	$3,322,294
United States government securities	15,720,510
(cost, including accrued interest- $15,720,510)
Unrealized gain on futures contracts	394,506
Totals	$19,437,310
Liabilities and Partners’ Capital
Liabilities:
Incentive fees payable	$171,182
Management fees payable	94,278
Accrued expenses	9,151
Total liabilities	274,611

Net asset value consist of:
Paid in capital	17,902,589
Accumulated net investment loss	(220,777)
Accumulated net realized gain	824,384
Net unrealized (appreciation) on:
Investments	656,503
Net asset value	$19,162,699

See Notes to Financial Statements.

1

Goldman Navigator Fund, LP

Statement of Investments
May 31, 2017 (Unaudited)

UNITED STATES GOVERNMENT SECURITIES
Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value
$14,750,000	8/17/2017	U.S. Treasury Bill	$14,721,467	76.83%
1,000,000	4/6/2017	U.S. Treasury Bill	999,043	5.21%
		Total United States government securities (cost, including accrued interest- $15,720,510)	$15,720,510	82.04%
LONG FUTURE CONTRACTS
			Net Unrealized Gain (Loss) / Fair Value	Percent of Partners’ Capital (Net Assets)
Equity in broker trading account: commodities Unrealized gain on future contracts: United States: Equity Index (June 2017 E-Mini S&P500, 163 Contracts)			$394,506	2.06%
Total long futures contracts			$394,506	2.06%

See Notes to Financial Statements.

2

Goldman Navigator Fund, LP

Statement of Operations
For the period January 1, 2017 through May 31, 2017 (Unaudited)

Investment income - interest	$28,519
Expenses: Management fees	60,356
Professional fees	16,075
Brokerage commissions and clearing fees	1,683
Total expenses	78,114
Net investment loss	(49,595)
Realized and unrealized gain on investments: Net realized gain from investment transactions	824,384
Net unrealized appreciation on investments	656,503
Net realized and unrealized gain on investments	1,480,887
Net increase in partners’ capital resulting from operations	1,431,292
Less incentive allocation to the General Partner	171,182
Net increase in partners’ capital after General Partner incentive allocation	$1,260,110

See Notes to Financial Statements.

3

Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital (Net Asset Value)
For the period January 1, 2017 through May 31, 2017 (Unaudited)

	General Partner	Limited Partners	Total
Balance, January 1, 2017	97,496	18,117,889	18,215,385
Capital contributions	—	7,806,522	7,806,522
Capital withdrawals	—	(8,119,318)	(8,119,318)
Net increase in partners’ capital from operations	8,057	1,252,053	1,260,110
General Partner incentive allocation	—	—	—
Balance, May 31, 2017	$105,553	$19,057,146	$19,162,699

See Notes to Financial Statements.

4

Goldman Navigator Fund, LP
Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchants through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies

Method of Reporting
The partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flow Topic of the Codification, the Partnership qualifies for an exemption from the requirements to provide a statement of cash flows and has elected not to provide a statement of cash flow.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in markets that are not active

c.	Inputs other than quoted prices that are observable for the asset or liability

d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at May 31, 2017 using the fair value hierarchy:

May 31, 2017	Level 1	Level 2	Level 3	Total
Assets:
U.S. government securities
Treasury Bills	$15,720,510	$—	$—	$15,720,510

Equity in broker trading account:
Net unrealized gain on open futures contracts	394,506	—	—	394,506

Total assets at fair value	$16,115,016	$—	$—	$16,115,016

Securities valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Securities transactions and related investment income
Securities transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in financial institutions that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statements of assets and liabilities. The Partnership did not recognize any interest or penalties associated with tax matters for the period January 1, 2017 through May 31, 2017.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statements of assets and liabilities and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.

Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statements of assets and liabilities.

While certain derivative activities of the Partnership’s may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Derivative activities
The Fund considers the notional amounts at May 31, 2017, categorized by primary underlying risk, as well as the number of contracts closed during the period, to be representative of the volume of its derivative activities during the period January 1st through May 31st 2017.

    Long Exposure

Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed

Futures contracts: Equity index	$21,396,344	163	819

At May 31, 2017, the fair values of the futures contracts are included in unrealized gain on futures contracts on the statement of assets and liabilities.

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

The effect of derivative instruments by contract type on the statement of operations for the period January 1st through May 31st 2017, is as follows:

Contract	Statement of	Realized	Statement of	Unrealized
Type	Operations	Gain	Operations	Gain
Equity Index	Net realized gain		Net unrealized
futures	from investment		appreciation
contracts	transactions	$824,384	on investments	$656,503

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 - Financial highlights
Financial highlights of the Partnership for the period January 1, 2017 through May 31, 2017 is as follows:

For the period January 1st through May 31st, 2017
Total return before incentive allocation	7.84%
Incentive allocation %	-0.94%
Total return after incentive allocation	6.90%

Ratios to average net asset value:
Net investment Income	7.62%
Expenses	0.42%

Expense and incentive allocation
Expenses	0.42%
Incentive allocation	0.92%
Expenses and incentive allocation	-0.50%

The above ratios of total return on investment before and after incentive fees is calculated by dividing the total gains achieved by the fund before/after incentive fees divided by the limited partners equity.

The above ratios of net investment gain/ loss to average limited partners’ capital does not reflect the effects of any performance allocation to the General Partner, nor does it include the effects of any realized and unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and performance allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 - Subsequent events
The Company’s Management has evaluated subsequent events through September 19, 2017, the date the statements were available to be issued, and has determined that there are no material events requiring disclosure in the Company’s financial statements.

Goldman Navigator Fund, LP

Schedules of Partners’ Capital Accounts 5/31/2017
(Unaudited)

Partner Identification
Number *	31-May-17
84	7,782,522
9	2,103,044
14	1,034,027
1	953,537
15	833,265
61	778,956
51	755,952
13	753,774
7	712,321
81	699,599
4	461,879
8	461,879
83	334,003
79	286,716
53	283,372
52	258,789
76	187,831
77	130,229
80	127,868
78	117,583
73	105,553
Totals	$19,162,699

* Partner identification numbers agree to partner’s account statement.

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USA MUTUALS
PART C

OTHER INFORMATION

Item 28.    Exhibits

(a)			Declaration of Trust.
(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed with the SEC on December 7, 2011 and is incorporated by reference.

(ii)
Agreement and Declaration of Trust was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and By-Laws.
(d)			Investment Advisory Contracts.
	(i)	(A)
Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

		(B)	Amended Schedule A to the Amended and Restated Investment Advisory Agreement — Filed Herewith.
(e)	(i)	(A)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A filed with the SEC on July 26, 2018 and is incorporated by reference.

		(B)	First Amendment to Distribution Agreement — Filed Herewith.
		(C)	Second Amendment to Distribution Agreement — Filed Herewith.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(i)	(A)
Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

		(C)	Amendment to the Amended and Restated Custody Agreement — Filed Herewith.
(h)			Other Material Contracts.
	(i)	(A)
Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

		(C)	Amendment to the Amended and Restated Fund Administration Servicing Agreement — Filed Herewith.
	(ii)	(A)
Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

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(B)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

		(C)	Amendment to the Amended and Restated Transfer Agent Servicing Agreement — Filed Herewith.
	(iii)	(A)
Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

		(C)	Amendment to the Amended and Restated Fund Accounting Servicing Agreement — Filed Herewith.
	(iv)		Power of Attorney — Filed Herewith.
	(v)	(A)
Expense Waiver and Reimbursement Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

		(B)	Amended Schedule A to the Expense Waiver and Reimbursement Agreement — Filed Herewith.
(vi)
Securities Lending Agreement between USA Mutuals and U.S. Bank National Association dated January 22, 2019 was previously filed with Registrant’s Post-Effective Amendment No. 71 to its Registration Statement on Form N-1A filed with the SEC on July 26, 2019 and is incorporated by reference.

(i)			Legal Opinions.
(i)
Opinion and Consent of Counsel was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A relating to Investor Class shares of USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on June 15, 2001 and is incorporated by reference.

(ii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A relating to Class A and Class C shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on December 7, 2011 and is incorporated by reference.

(iii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A relating to the Institutional Class shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on July 29, 2013 and is incorporated by reference.

(iv)
Opinion and Consent of Counsel relating to Institutional Class and Class Z shares of the USA Mutuals Navigator Fund was previously filed with Registrant’s Post-Effective Amendment No. 65 to its Registration Statement on Form N-1A filed with the SEC on October 13, 2017 and is incorporated herein by reference.

	(v)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(i)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(ii)
Consent of Independent Registered Public Accounting Firm for the USA Mutuals Navigator Fund (Arthur F. Bell, Jr. & Associates, L.L.C.) was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(k)			Omitted Financial Statements — Not Applicable.
(l)
Initial Capital Agreements were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(m)			Amended and Restated Distribution (Rule 12b-1) and Shareholder Servicing Plan (USA Mutuals Vitium Global Fund) — Filed Herewith.

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(n)
Amended and Restated Rule 18f-3 Multiple Class Plan was previously filed with Registrant’s Post-Effective Amendment No. 71 to its Registration Statement on Form N-1A filed with the SEC on July 26, 2019 and is incorporated by reference.

(o)		Reserved.
(p)		Code of Ethics.
(i)
Code of Ethics for Registrant and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2017 and is incorporated by reference.

(ii)
Registrant’s Independent Trustees Code of Ethics was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

	(iii)	Code of Ethics for Principal Underwriter — not applicable per Rule 17j-1(c)(3)

Item 29.    Persons Controlled by or Under Common Control with Registrant

None.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

USA Mutuals Advisors, Inc. (the “Advisor”), located at 700 N. Pearl Street, Suite 900, Dallas, TX 75201, serves as the investment adviser for the Registrant. The Advisor is a registered investment adviser. With respect to the Advisor, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter - Compass Distributors, LLC

(a)    Compass Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series

2.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series

3.	Gadsden Dynamic Growth ETF, Series of ETF Series Solutions

4.	Gadsden Dynamic Multi-Asset ETF, Series of ETF Series Solutions

5.	Global Beta ETF Trust

6.	Kellner Merger Fund, Series of Advisors Series Trust

7.	Leuthold Core ETF, Series of Leuthold Funds, Inc.

8.	North Square Investments Trust

9.	Olstein All Cap Value Fund, Series of Managed Portfolio Series

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10.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series

11.	Salt Funds Trust

12.	Salt High truBetaTM US Market ETF, Series of ETF Series Solutions

13.	The Merger Fund

14.	USA Mutuals

15.	Westchester Capital Funds

16.	Wilshire Mutual Funds, Inc.

(b)    The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not Applicable.

Item 33.    Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	USA Mutuals Advisors, Inc. 700 North Pearl Street, Suite 900 Dallas, Texas 75201
Registrant’s Distributor	Compass Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

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Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 73 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 29th day of July, 2020.

USA MUTUALS (Registrant)

By:    /s/ Richard A. Sapio
Richard A. Sapio
President, Treasurer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 73 to the Registrant’s Registration Statement has been signed below on July 29, 2020, by the following persons in the capacities indicated.

/s/ Richard A. Sapio Richard A. Sapio	President, Treasurer and Trustee

Dr. Michael D. Akers* Dr. Michael D. Akers	Lead Independent Trustee

Gary A. Drska* Gary A. Drska	Independent Trustee

* By /s/ Richard A. Sapio Richard A. Sapio, President, Treasurer and Trustee * Attorney-in-Fact pursuant to Power of Attorney filed herewith.

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EXHIBIT INDEX

Exhibit	Exhibit No.

Amended Schedule A to the Amended and Restated Investment Advisory Agreement	EX.99.d.(i).(B)
First Amendment to Distribution Agreement	EX.99.e.(i).(B)
Second Amendment to Distribution Agreement	EX.99.e.(i).(C)
Amendment to the Amended and Restated Custody Agreement	EX.99.g.(i).(C)
Amendment to the Amended and Restated Fund Administration Servicing Agreement	EX.99.h.(i).(C)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement	EX.99.h.(ii).(C)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement	EX.99.h.(iii).(C)
Power of Attorney	EX.99.h.(iv)
Amended Schedule A to the Expense Waiver and Reimbursement Agreement	EX.99.h.(v).(B)
Consent of Counsel	EX.99.i.(v)
Consent of Independent Registered Public Accounting Firm	EX.99.j.(i)
Amended and Restated Distribution (Rule 12b-1) and Shareholder Servicing Plan (USA Mutuals Vitium Global Fund)	EX.99.m

7